[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.29

EXECUTION VERSION

SERVICING AGREEMENT

This Servicing Agreement (this “Agreement”) dated as of March 30, 2012 (the “Effective Date”) is entered into by and between Blackhawk Network, Inc., whose address is 5918 Stoneridge Mall Road, Pleasanton, California 94588-3229 (“Servicer”) and MetaBank, dba Meta Payment Systems, whose address is 5501 S. Broadband Lane, Sioux Falls, South Dakota 57108 (“Bank”). Each of Servicer and Bank may be referred to herein as a “Party” or collectively as the “Parties.”

RECITALS

Whereas, Bank is a principal member of MasterCard International Incorporated, Visa, U.S.A., Inc. and various other electronic payment networks, and is in the business of issuing Cards and establishing Settlement Accounts for the Settlement of Transactions; and

Whereas, Bank wishes to market and promote certain Cards to the public through Servicer; and

Whereas, Servicer is in the business of marketing and promoting Cards and Servicer is able to provide services, either directly or through Subcontractors, to support Programs; and

Whereas, Servicer is in the business of providing Processing Services and desires to offer Processing Services to facilitate the Programs;

Whereas, Bank desires to retain Servicer to market, promote and support Programs, and to provide Processing Services; and

Whereas, Servicer desires to (i) market and promote Programs and (ii) provide Processing Services for such Programs, subject to the terms and conditions hereof.

AGREEMENT

Now, therefore, in consideration of the mutual covenants and conditions hereinafter set forth, the receipt and sufficiency of which is acknowledged, the Parties hereto, intending to be legally bound, agree as follows:

ARTICLE I – DEFINITIONS

SECTION 1.1	Definitions

Except as otherwise specifically indicated, the following terms shall have the following meanings in this Agreement (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Activated” means enabled for purchases in accordance with the Card terms and conditions, and capable of being used for purchases, and, if applicable, following successful customer verification, enabled for Enhanced Functionality.

“Active Card” means any Card with a positive balance and with respect to which a Transaction occurred during the prior calendar month, which excludes any transaction in which the balance is changed merely by the application of a fee (e.g., ATM decline, POS decline, or balance inquiry).

[***] means the fee paid by Bank to Servicer for the performance of services under this Agreement as described in Schedule A.

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Ancillary Services” shall have the meaning set forth in Section 3.4(b) of this Agreement.

“Applicable Law” means (i) the System Rules, (ii) any and all federal laws, treaties, rules and regulations, and any and all regulatory guidance issued by, determinations of, mandatory written direction from or agreements with any arbitrator or governmental agency or authority, including, without limitation, the Bank Secrecy Act, Regulations E and Z of the Consumer Finance Protection Bureau, anti-money laundering laws, any and all sanctions or regulations enforced by OFAC, the Federal Deposition Insurance Corporation or the OCC or OTS, (iii) all laws, statutes or regulations of any state relating to Cards, money transmission or unclaimed property that are applicable to the processing, marketing, issuance, sale, authorization or usage of the Cards, or otherwise applicable to any of the Parties by law or made applicable to any Party in connection with the transactions contemplated by this Agreement, (iv) any applicable rule or requirement of the National Automated Clearinghouse Association, and (v) the published policies and procedures of Bank, as promulgated from time to time by Bank’s Board of Directors in good faith to ensure the continued safety and soundness of Bank.

“ATM” means automated teller machine.

“Audit Corrective Action Plan” shall have the meaning set forth in Section 3.16(c)(i) of this Agreement.

“Audit Findings” shall have the meaning set forth in Section 3.16(c) of this Agreement.

“Auditing Party” shall have the meaning set forth in Section 3.16(a) of this Agreement.

“Bank” shall have the meaning set forth in the preamble to this Agreement.

“Bank CIP Model” means the written decisioning processes created by Bank for the conduct of CIP for Applicants.

“Bank Compliance Guidelines” means the policies and procedures provided by Bank to Servicer, including the BSA/AML, and OFAC Requirements for Servicers – Prepaid Products, to enable Bank to comply with Applicable Law and requirements of any Regulatory Authority.

“Bank Contractors” shall have the meaning set forth in Section 13.1(b) of this Agreement.

“Bank Indemnitees” shall have the meaning set forth in Section 13.1(a) of this Agreement.

“Blackhawk California” shall have the meaning set forth in Section 3.17 of this Agreement.

“BINs” means Bank Identification Numbers.

“Calculation Month” shall have the meaning set forth in Section 11(c) of Schedule A to this Agreement.

“Call Monitoring” shall have the meaning set forth in Section 3.5(b) of this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

“Card” means any stored value, prepaid, payment or account access device or number issued by Bank under authority from one or more electronic payment networks in connection with a Program. For purposes of this Agreement, a Card does not include any credit card or product that accesses credit.

“Card Program Agreement” means the Card Program Management Agreement, dated as of June 27, 2007, by and between Bank and Servicer.

“Cardholder” means a Person who (i) is issued a Card, and/or (ii) uses the Card to make a Transaction.

“Cardholder Agreement” means the agreement between Bank and a Cardholder governing the terms and conditions applicable to the use of a Card.

“Cardholder Complaint” shall have the meaning set forth in Section 3.13(a) of this Agreement.

“Cardholder Data” means any data or information of any Cardholder that is provided to or obtained by any Party in connection with a Program (including the servicing, marketing, processing or administration thereof) or the performance by such Party of the terms and conditions of this Agreement, including, but not limited to, all lists of Cardholders, former Cardholders, and all information relating to and identified with such Cardholders, including, but not limited to, account transaction and balance data, and “non-public personal information” as defined by GLBA and its implementing regulations, as amended, including, but not limited to, postal and e-mail addresses and associated data (including any personally identifiable information, personal account information, financial information, Card or account numbers, Card expiration dates, Transaction data, personal identification numbers and other related information, social security numbers or personal or financial information) provided by the Cardholders to any Party.

“Cardholder Funds” means funds which are loaded onto a Card by any funding option, including, but not limited to, by direct deposit, retail load, credit card load, processor batch load or through load networks.

“Change of Control” shall have the meaning set forth in Section 9.2(a)(vi) of this Agreement.

“Charge Off Event” shall have the meaning set forth in Section 7.2(a) of this Agreement.

“CIP” means the customer Identification program established by Bank whereby the identities of applicants for a Card are verified in accordance with the requirements of the USA PATRIOT Act, Section 326 (or any successor thereto or other Applicable Law).

“CIP Vendor” shall mean a Program Critical Subcontractor approved by Bank to use the Bank CIP Model to perform CIP Verification Services.

“CIP Verification Services” means the non-documentary CIP verification services provided by a CIP Vendor using the Bank CI Model.

“Complaint Summary” shall have the meaning set forth in Section 3.13(e) of this Agreement.

“Complaints” shall have the meaning set forth in Section 3.13(e) of this Agreement.

“Confidential Information” shall have the meaning set forth in Section 10.1 of this Agreement.

“Controlling Parent” shall have the meaning set forth in Section 9.2(a)(vi) of this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

“Corrective Action Plan Deadline” shall have the meaning set forth in Section 3.16(c)(v) of this Agreement.

“Criticism” shall have the meaning set forth in Section 3.12(a) of this Agreement.

“Discloser” shall have the meaning set forth in Section 10.1 of this Agreement.

“Dispute” shall have the meaning set forth in Section 14.12(a) of this Agreement.

“Due Diligence Materials” shall have the meaning set forth in Section 4.2(a) of this Agreement.

“Effective Date” shall have the meaning set forth in the preamble to this Agreement.

“Enhanced Functionality” means functionality requiring successful Cardholder verification associated with a Card in accordance with the Card terms and conditions, such as ATM cash withdrawals and reloading value onto Cards.

“Event Log” shall have the meaning set forth in Section 3.6 of this Agreement.

“Failed Month” shall have the meaning set forth in Section 3.11(d) of this Agreement.

“Failed SLA” shall have the meaning set forth in Section 3.11(b) of this Agreement.

“Final Rule” shall have the meaning set forth in Section 2.1(b) of this Agreement.

“FinCEN” shall have the meaning set forth in Section 2.1(b) of this Agreement.

“Float” means the average daily balance of funds in the Program Accounts for a given month multiplied by the Federal Funds rate less twenty-five (25) basis points as reported on the last business day of the month divided by twelve.

“Force Majeure Event” shall have the meaning set forth in Section 14.13 of this Agreement.

“Former Employee” shall have the meaning set forth in Section 14.2 of this Agreement.

“Funding Account” shall have the meaning set forth in Section I(b) of Schedule A to of this Agreement.

“GLBA” means, collectively, Title V – Privacy of the Gramm-Leach-Bliley Act, P.L. 106-102, the Privacy Regulations and implementing regulations promulgated thereunder, and the standards for safeguarding customer information set forth in 12 CFR Part 364 and 16 CFR Part 314, all as they may be amended, supplemented and/or interpreted in writing from time to time by any federal Regulatory Authority.

“Guidelines” means the following, to the extent applicable to the technology and systems utilized by Servicer or any Program Critical Subcontractor, as applicable, (or such other technology and/or systems utilized by Servicer thereafter) as of the Effective Date or as amended or clarified thereafter by a Regulatory Authority related to the Programs or this Agreement: OTS CEO Memorandum #I09 (June 10, 1999), Interagency Guidelines Establishing Standards for Safeguarding Customer Information (February 1, 2001), OTS Regulatory Bulletin 37-27 (October 24, 2008), OTS CEO Memorandum #228 (October 12, 2005), regarding Authentication in an Internet Banking Environment, FFIEC Information Technology Examination Handbook (July 2006), and Section 501 of GLBA, and such other guidelines or regulations implemented by a Regulatory Authority and directly applicable to the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

technology and systems utilized by Servicer or any Program Critical Subcontractor in the performance of their obligations under this Agreement.

“Indemnified Party” shall have the meaning set forth in Section 13.1(c) of this Agreement.

“Indemnifying Party” shall have the meaning set forth in Section 13.1(c) of this Agreement.

“Initial Purchase Fee” means the fee (if any is approved by Bank) charged to the Cardholder at the point of sale for the Activation and/or initial load of value onto a Card in connection with the initial purchase of a Card.

“Initial Term” shall have the meaning set forth in Section 9.1 of this Agreement.

“Interchange” means the revenue paid to the issuer of a Card by an acquiring financial institution for a Transaction, as established by a System; provided that “Interchange” shall not include any System Fees assessed to Bank daily.

“Legal Documents” shall have the meaning set forth in Section 3.13(d) of this Agreement.

“Losses” shall have the meaning set forth in Section 13.1(a) of this Agreement.

“Maintenance Fees” has the meaning set forth in Section II(b) of Schedule A to this Agreement.

“Marks” means the service marks and trademarks of a System, Bank or Servicer, including, but not limited to, the names and other distinctive marks or logos, which identify a System, Bank or Servicer.

“Marketing Materials” means any promotional or marketing materials (whether in print, on the internet, for telemarketing purposes, or any other like materials), and the use of any Marks of a System or Bank on such materials, related to a Card or a Program.

“Meet and Confer Period” shall have the meaning set forth in Section 9.4 of this Agreement.

“Meta Relationship Officer” shall have the meaning set forth in Section 3.11(h) of this Agreement.

“Minimum Monthly Transaction Fees” shall have the meaning set forth in Schedule A.II.F.(l) of this Agreement.

“MSBs” shall have the meaning set forth in Section 2.1(b) of this Agreement.

“Negative Balances” shall have the meaning set forth in Section 7.2(a) of this Agreement.

[***] shall have the meaning set forth in Schedule A of this Agreement.

“OCC” means the Office of the Comptroller of the Currency.

“OFAC” means Office of Foreign Assets Control.

“Operating Account” shall have the meaning set forth in Section I(a) of Schedule A to this Agreement.

“OTS” means the Office of Thrift Supervision.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

“Party” and “Parties” shall have the meaning set forth in the preamble to this Agreement.

“PCI-DSS” means the Payment Card Industry Data Security Standards, as such standards may be amended from time to time.

“Person” means any natural or legal person, including any corporation, partnership, limited liability company, trust or unincorporated association or other entity.

“PM Contractors” shall have the meaning set forth in Section 13.1(a) of this Agreement.

“Privacy Policy” shall have the meaning set forth in Section 11.2(b) of this Agreement.

“Proceeds Account” shall have the meaning set forth in Section I(d) of Schedule A to this Agreement.

“Processing Services” means those services which are necessary to issue Cards and process Transactions in accordance with Applicable Law, and includes any Ancillary Services.

“Processor” means Servicer, with regard to those Programs for which Servicer provides Processing Services or, in all other cases, means the Third Party Processor.

“Processor Systems” shall have the meaning set forth in Section 3.4 of this Agreement.

“Program” means a system of services under the oversight and control of Bank under which Cardholders subject to a Cardholder Agreement utilize a Card for Transactions which are submitted to a System and settled using Cardholder Funds deposited with Bank, including those “Programs” in existence as of the Effective Date under the Card Program Agreement, each of which are hereafter governed by terms of this Agreement.

“Program Critical Subcontractor” shall have the meaning set forth in Section 3.15(a) of this Agreement.

“Program Records” shall have the meaning set forth in Section 3.9(a) of this Agreement.

“Program Revenue” means all income derived from a Cardholder’s use of a Card or participation in a Program. For the sake of clarity, Program Revenues do not include any Initial Purchase Fees.

“Program Telephone Numbers and Websites” shall have the meaning set forth in Section 9.3(c) of this Agreement.

“Provider of Prepaid Access” shall have the meaning set forth in Section 2.1(b) of this Agreement.

“QSA” shall have the meaning set forth in Section 11.5(d) of this Agreement.

“Recipient” shall have the meaning set forth in Section 10.1 of this Agreement.

“Regulatory Authority” means, as the context requires, the OCC; the State of South Dakota; the State of Iowa; the Federal Deposit Insurance Corporation; and any other Federal or state agency having jurisdiction over Bank or Servicer.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

“Regulatory Communication” shall have the meaning set forth in Section 3.12(b) of this Agreement.

“Renewal Term” shall have the meaning set forth in Section 9.1 of this Agreement.

“Required Charge Off Date” shall have the meaning set forth in Section 7.2(a) of this Agreement.

“Requirements” shall have the meaning set forth in Section 5.2 of this Agreement.

[***] shall have the meaning set forth in Section 12.2 of this Agreement.

“Response to Audit Letter” shall have the meaning set forth in Section 3.16(c) of this Agreement.

“Sales Agency Agreement” means any gift card services sales agency agreement entered into among Bank, Servicer and any Subcontractor in connection with the Card Program Agreement pursuant to which such Subcontractor is authorized to sell any stored value, prepaid, payment or account access device or number issued by Bank under authority from one or more electronic payment networks pursuant to the Card Program Agreement.

“Security Contact” shall have the meaning set forth in Section 11.7 of this Agreement.

“Security Program” shall have the meaning set forth in Section 11.5(a) of this Agreement.

“Select Data” shall have the meaning set forth in Section 11.4(b) of this Agreement.

“Servicer” shall have the meaning set forth in the preamble to this Agreement.

“Servicer Account” shall have the meaning set forth in Section II(a) of Schedule A to this Agreement.

“Servicer Expenses” shall have the meaning set forth in Section 7.1(b) of this Agreement.

“Servicer Indemnitees” shall have the meaning set forth in Section 13.1(b) of this Agreement.

“Servicer System” shall have the meaning set forth in Section 3.4 of this Agreement.

“Settlement” means the movement and reconciliation of funds between Bank and the System in accordance with the System Rules.

“Settlement Account” shall have the meaning set forth in Section 1(c) of Schedule A to this Agreement.

“Settlement System” shall have the meaning set forth in Section 3.10 of this Agreement.

“SLA” shall have the meaning set forth in Section 3.11(a) of this Agreement.

“SLA Corrective Action Plan” shall have the meaning set forth in Section 3.11(b) of this Agreement.

“SLA Report” shall have the meaning set forth in Section 3.11(f) of this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

“SSAE” shall have the meaning set forth in Section 11.5(c) of this Agreement.

“Subcontractor” shall have the meaning set forth in Section 3.15 of this Agreement.

“Subject Card” means any Card with a Cardholder Account may not be loaded with additional value following the initial load of value to the Cardholder Account against which a maintenance fee is not assessed at any time.

“Subject Month” shall have the meaning set forth in Section 11(b) of Schedule A to this Agreement.

[***] means the fee paid by Bank to Servicer for the performance of services under this Agreement as described in Schedule A.

“System” means MasterCard International Incorporated, Visa, U.S.A., Inc., Cirrus, Plus, and/or any other electronic payment network for transmitting items and Settlement thereof.

“System Fees” shall have the meaning set forth in Section 7.1(c)(ii) of this Agreement.

“System Rules” means the by-laws, regulations and operating rules of any System, or any other card association operating a payment network which is utilized by any Party hereto for the purposes of fulfilling such Party’s obligations hereunder, and the PCI-DSS.

“Term” shall have the meaning set forth in Section 9.1 of this Agreement.

“Termination Notice Period” shall have the meaning set forth in Section II(d) of Schedule A to this Agreement.

“Third Party Claim” shall have the meaning set forth in Section 13.1(c) of this Agreement.

“Third Party Complaint” shall have the meaning set forth in Section 3.13(c) of this Agreement

“Third Party Processor” shall have the meaning set forth in Section 3.3(a) of this Agreement.

“Transaction” means using a Card to do any of the following: (i) to make a purchase; (ii) to obtain a credit for a previous purchase; (iii) to obtain cash from a terminal or ATM; (iv) to make a bill payment or other payment to a third party; (v) to transfer value to another card or account; (vi) to initially load funds on a Card; (vii) to add further funds or to “reload” a Card; or (viii) without duplication of any of the foregoing, any other transaction involving use of a Card.

“Wind-Down Plan” shall have the meaning set forth in Section 9.3(b)(i) of this Agreement.

ARTICLE II – APPOINTMENT OF SERVICER

SECTION 2.1	Purpose

(a) The purpose of this Agreement is to establish the framework pursuant to which Bank products are developed, marketed and implemented for use in conjunction with Programs that offer consumers a convenient and secure mechanism for making purchases and payments.

(b) Servicer and Bank have reviewed the provisions of the final rule issued by the Financial Crimes Enforcement Network (“FinCEN”) on July 29, 2011 amending the Bank Secrecy Act regulations applicable to Money Services Businesses (“MSBs”) as they relate to prepaid access (76

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Federal Register 45403) (the “Final Rule”). Based on numerous provisions in the Agreement, both Servicer and Bank believe that Bank is the party exercising principal oversight and control in connection with the Program(s) and, accordingly, Servicer is not required to register as an MSB under the provisions of the Final Rule. However, for the avoidance of doubt, if any Regulatory Authority deems Servicer to be or requires Servicer to register as the provider of prepaid access as that term is defined in Chapter X of Title 31 of the Code of Federal Regulations (“Provider of Prepaid Access”), Servicer shall either agree that Servicer shall be the Provider of Prepaid Access, and thus shall be responsible for principal oversight and control over the Programs; or shall submit a request for administrative ruling to FinCEN seeking determination that Servicer is not the Provider of Prepaid Access with respect to the Programs. Upon request, Bank shall confer with Servicer in connection with its preparation of the proposed request for administrative ruling. Servicer shall promptly provide Bank with a copy of any formal request submitted to FinCEN in accordance with this Paragraph and any ruling or guidance issued by FinCEN with respect to such request. In the event FinCEN determines that the Final Rule does require Servicer to be the Provider of Prepaid Access, Servicer shall promptly accomplish all acts necessary to comply with the obligations imposed on the Provider of Prepaid Access under the Final Rule, and shall indemnify and hold Bank harmless from any fines, penalties or sanctions of any nature resulting from Servicer’s not initially registering as a Provider of Prepaid Access.

SECTION 2.2	Appointment of Servicer

Bank hereby appoints Servicer as Bank’s authorized agent solely to (i) market and offer Cards that meet Bank requirements; (ii) develop, market and offer Programs that utilize Cards; and (iii) perform Processing Services and such other services hereunder to support the Cards and Programs, solely in accordance with the terms of this Agreement.

SECTION 2.3	Statutory Authority of the Regulatory Authority

As an authorized delegate and representative of Bank, Servicer acknowledges and agrees to the following:

(a) any Regulatory Authority has and shall have the statutory authority to regulate, examine and initiate an enforcement action against Servicer with respect to the activities performed by Servicer as agent or representative of Bank;

(b) Bank and Servicer, in its capacity as Bank’s authorized delegate and representative, are both subject to control and supervision by the appropriate Regulatory Authority, which control and supervision includes, but is not limited to, the ability to require that Bank obtain such Regulatory Authority’s approval (or non-objection) before entering into a contractual arrangement with Servicer and the right of the Regulatory Authority to approve specific contractual language;

(c) the Regulatory Authority may require both Bank and Servicer, in its capacity as Bank’s authorized delegate and representative, to (and, if required, the Parties shall) submit periodic reports to the Regulatory Authority;

(d) the Regulatory Authority may require the Parties to (and, if required, the Parties shall) modify the terms of this Agreement or terminate Bank’s relationship with Servicer at any time; and

(e) the Regulatory Authority may institute any other requirements or conditions that the Regulatory Authority deems appropriate for a particular purpose in connection with this Agreement and the rights and responsibilities set forth herein, in which case the Parties agree to comply with such requirements or conditions.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

ARTICLE III – DUTIES OF THE PARTIES

SECTION 3.1	Programs

Bank shall develop and establish Programs and shall retain full oversight and control of such Programs throughout the Term. Bank may, in Bank’s sole discretion, utilize Servicer to propose concepts for Programs, which shall be subject to the approval of Bank.

SECTION 3.2	Marketing

Servicer, at its sole expense, shall promote and market Cards and Programs to prospective customers, in accordance with Bank’s instructions. Bank shall develop all Marketing Materials, provided, however, that Servicer may develop concepts, ideas and suggestions for proposed Marketing Materials to Bank in accordance with Bank’s directions, and further provided that such Marketing Materials are also approved in advance by Bank in writing. Bank or a System may require amendments to any Marketing Materials from time to time in order to comply with Applicable Law or for any other purpose; it being understood that any amendments to Marketing Materials not required by Applicable Law shall be made at Bank’s sole expense. Bank shall be identified on all Marketing Materials for Cards and Programs contemplated in this Agreement. Servicer agrees that if Bank determines, in its sole discretion, that the Marketing Materials violate or may violate Applicable Law, Bank may direct Servicer to suspend the marketing of Cards for any Program until such time as the Parties can amend the Marketing Materials to comply with Applicable Law, as determined by Bank. If Servicer fails to obtain Bank’s prior approval of Marketing Materials before distributing such Marketing Materials to consumers, without limiting any other rights or remedies of Bank, Bank may, in its sole discretion, assess a fee to Servicer, to be deducted from Net Fees, in the amount of [***] for the first such failure, [***] for the second such failure, and, for the third and any subsequent such failure, [***]; provided, that, in the case of the third or any subsequent failure, Bank shall have the right to terminate this Agreement by giving written notice of termination to Servicer, in which case the date of termination shall be as set forth in such notice. Notwithstanding the foregoing, Servicer’s adherence to any alternate process approved by Bank for providing Bank with notice after Servicer’s distribution of Marketing Materials to consumers shall not constitute a failure to obtain Bank’s prior approval under this Section 3.2.

SECTION 3.3	Cards and Cardholder Agreements

(a) The design of each Card issued pursuant to a Program shall be determined by Bank, and shall identify Bank as the issuer of the Card and shall include such other names, Marks and disclosures as may be required to conform with Applicable Law. Servicer may develop concepts, ideas and suggestions for proposed Card designs to Bank in accordance with Bank’s directions, and further provided that such Card designs are also approved in advance by Bank in writing.

(b) The terms and conditions applicable to each Card offered pursuant to a Program shall be determined by Bank and set forth in a Cardholder Agreement between Bank and each Cardholder. Bank shall (i) be the contracting party under all Cardholder Agreements, (ii) enter into a Cardholder Agreement with each Cardholder, and (iii) be identified as the issuer of the Card in each Cardholder Agreement. The relationship with each Cardholder shall be exclusively owned by Bank and Servicer’s activities related to the performance of its obligations pursuant to this Agreement shall be limited to marketing the Programs and facilitating the Transactions initiated by Cardholders. Bank shall be responsible for ensuring that the form and content of each Cardholder Agreement and any modifications thereto comply with Applicable Law. The Parties acknowledge and agree that all Program materials and Cardholder communications, including, without limitation, any statements or disclosures, shall be subject to Bank’s prior written approval and may not be used without such approval.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(c) Servicer, at its sole expense, shall be responsible for printing and distributing to Cardholders, as directed by Bank, the following: (i) the Cardholder Agreement, (ii) any disclosures required by Applicable Law, (iii) any amendments to the Cardholder Agreement or disclosures that are requested by Servicer and approved by Bank, and (iv) any amendments to the Cardholder Agreement or disclosures that Bank, in its sole discretion, determines are required by Applicable Law. Any amendments to the Cardholder Agreement or disclosures that are required by Bank, but are not necessary to comply with Applicable Law, shall be made at Bank’s sole expense.

(d) For the duration of Term and for such longer period as is necessary to enable the Parties to complete wind-down of this Agreement as contemplated by Section 9.3 hereof, Bank hereby grants to Servicer a nonexclusive, nontransferable, non-sublicensable, royalty-free right to include the Marks designated by Bank in any approved advertising, promotional literature, documentation and other Servicer Marketing Materials related to the Program and marketing efforts under this Agreement. Servicer’s use of Bank’s Marks in any such advertisement, promotional literature, documentation and other Servicer Marketing Materials will be subject to Bank’s prior review and approval, such approval not to be unreasonably withheld or delayed. Notwithstanding the foregoing, portions of Servicer’s marketing materials not related to a Program and not containing Bank’s Marks shall not be subject to Bank’s prior approval.

(e) For the duration of Term and for such longer period as is necessary to enable the Parties to complete wind-down of this Agreement as contemplated by Section 9.3 hereof, Servicer hereby grants to Bank a nonexclusive, nontransferable, non-sublicensable, royalty-free right to include Marks designated by Servicer on the Cards, in any Program marketing material and otherwise as shall be necessary to enable Bank to perform its obligations hereunder.

SECTION 3.4	Processing Services

Servicer has developed, owns and operates a processing system that employs proprietary technology and business methods (the “Servicer System”, and together with a system developed, owned and operated by a Third Party Processor, the “Processor Systems”). Among other things, the Processor Systems integrate with Bank to facilitate the issuance of Cards by Bank to Cardholders. Processors shall provide the Processing Services to Bank utilizing the Processor Systems in accordance with Applicable Law and any other standards and requirements specified herein or otherwise specified by Bank from time to time.

(a) The following Processing Services shall be provided by Servicer, at its sole expense, either directly as the Processor for Bank or through a third party processor (a “Third Party Processor”) in accordance with the provisions of Section 3.15 of this Agreement:

(i)	Transaction authorization, processing, clearing and settlement and all accounting relating to Cards;

(ii)	helpdesk and technical support;

(iii)	data capture and reporting and information management services;

(iv)	Cardholder account and Transaction dispute processing and resolution in accordance with the procedures set forth in Section 3.13, and any other informal disputes or resolutions as needed from the Cardholder, as promptly as commercially reasonable, and not later than full resolution within sixty (60) days;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(v)	fraud prevention and security; and

(vi)	any other commercially reasonable services necessary or desirable to effectuate the Program or as requested by Bank or a System from time to time.

(b) Servicer, at its sole expense, shall also provide the following additional services to support each Program (the “Ancillary Services”), either directly or through a Subcontractor. Servicer shall, or shall cause its Subcontractor to, perform the Ancillary Services in accordance with Applicable Law and any other standards and requirements specified by Bank from time to time. Ancillary Services shall include, but not be limited to, the following:

(i)	processing all applications and establishing all accounts in the Program on behalf of Bank, including, but not limited to:

(A)	providing Cardholder Agreements;

(B)	submitting to Bank applications for approval;

(C)	providing information to Processor to establish the accounts;

(D)	collecting and maintaining Cardholder identification;

(E)	screening Cardholder applicants for compliance purposes;

(F)	conducting initial review of all Cardholder accounts to ensure compliance with OFAC directives; and

(G)	authorizing Card activation;

(ii)	Card creation, production and shipment, including:

(A)	Card design;

(B)	purchase and safekeeping of plastic stock;

(C)	embossing and encoding of Cards;

(D)	printing of Card carriers;

(E)	mailing or other delivery of Cards; and

(F)	preparation and mailing of PIN mailers;

(iii)	preparation and mailing of all other documents required or otherwise to be sent to Cardholders;

(iv)	providing monthly and other periodic account statements;

(v)	customer service in accordance with the terms of this Agreement;

(vi)	all other Program-related mailings to Cardholders including shipping costs and postage; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(vii)	any other commercially reasonable services necessary or desirable to effectuate the Program or as agreed upon by Bank and Servicer from time to time.

(c) Servicer shall ensure that any Third Party Processor or Subcontractor complies with all Applicable Law relating to (i) the obligations of Servicer hereunder as performed by such Third Party Processor or Subcontractor, or (ii) to the extent applicable to such Third Party Processor or Subcontractor, the Transactions, terms or conditions contained herein or contemplated hereby. Bank reserves the right at any time during the Term to rescind the approval of a Third Party Processor pursuant to Section 3.15 of this Agreement, at which time Servicer will use its best efforts to promptly either provide Processing Services for any affected Programs, or retain a new Third Party Processor that is acceptable to Bank.

(d) Servicer shall at no time fail to fulfill any of its obligations under this Agreement, including the provision of customer service to Cardholders for any Program, due to a dispute between Servicer and a Subcontractor.

(e) Notwithstanding anything to the contrary contained in this Agreement, Bank shall have the right (but not the obligation), at any time as determined in its sole discretion (including during any wind-down period contemplated by Section 9.3), to assume responsibility for the Processing Services and to perform, either directly or through another third party designated by Bank, all services in connection therewith. Any fees and expenses reasonably incurred by Bank in connection with the exercise of its rights set forth in this Section 3.3(e) shall be deducted from Gross Revenues.

SECTION 3.5	Customer Service

(a) Servicer shall (i) establish and maintain an internet website that performs customer service functions as directed by Bank; and (ii) administer and maintain a dedicated toll free phone number, which number shall be printed on the Cards, for providing live and interactive voice response telephonic customer service.

(b) To ensure the integrity of the Program, Bank may periodically elect in its sole discretion to conduct random call sampling and/or mystery calls (“Call Monitoring”). Call Monitoring is intended to assess the abilities of live agents on a quality scorecard, including their range of knowledge and their skills (including “soft skills”) used to govern the approach to delivering accurate information and reliable services with effective communication. If Bank conducts Call Monitoring, Bank may request from Servicer a minimum of ten (10) randomly selected recordings of calls from Cardholders to live agents, which minimum may be increased in Bank’s sole discretion.

SECTION 3.6	Event Log

Servicer shall, and shall require any Third Party Processor to, maintain and share with Bank a log of any issues with the Processor Systems that prevent the ability of a Processor to perform Processing Services, including (but not limited to) underwriting, origination, collection, Settlement or the timely exchange of data files (“Event Log”). Servicer shall keep the Event Log updated at all times and publish the Event Log securely and in a manner that allows for the Bank’s real-time review. The Event Log shall include:

(a) Identification of a Processor System issue;

(b) Impact of the issue to Servicer and Bank;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(c) Period of time in which Processing Services were unable to be performed;

(d) Cause of the issue; and

(e) Steps taken to correct the issue and prevent its recurrence.

SECTION 3.7	Data Files and Reports

(a) Servicer shall, and shall require any Third Party Processor to, provide data files to Bank at the frequencies and in the form set forth In Schedule C, or such other form as the Parties may agree from time to time. Servicer shall, and shall require any Third Party Processor to, provide to Bank the Servicer’s standard processing reports on a daily basis.

(b) Bank may identify additional data files or reports to be generated by Servicer or a Third Party Processor and delivered to Bank on an ad hoc or periodic basis. To the extent Servicer must dedicate significant labor or resources to the preparation of additional data files or reports that can only be manually generated or to the implementation of system changes to permit such data files or reports to be electronically generated, Bank shall reimburse Servicer at the standard time and materials rates, as agreed upon by the Parties, for costs incurred by Servicer in connection therewith.

SECTION 3.8	System Access

(a) Servicer shall ensure that Bank has full access to the Processor Systems relating to the Processing Services provided hereunder to provide Bank with the permissions set forth in Section 3.8(b). Servicer and any Third Party Processor are each responsible to purchase and maintain such equipment as is necessary to provide Bank access to the Processor Systems, including but not limited to access to Card and Cardholder activity and any Program Records, through each of the following channels:

(i)	User interface;

(ii)	Real-time direct API connectivity; and

(iii)	File process.

(b) Servicer shall ensure that Bank’s access to the Processor Systems, at all times during the Term and any wind-down period, permits Bank to:

(i)	Monitor for and investigate any suspicious or fraudulent activity;

(ii)	Adjust Cardholder or account information, including but not limited to, the closing or suspension of a Card at any time for any reason, and the adjustment of account balances;

(c) Bank will provide Servicer with written or email notice of any adjustments or modifications made by Bank pursuant to Section 3.8(b)(ii) within a commercially reasonable time after making such adjustments or modifications; provided that Bank shall provide such notice as soon as possible but in no event later than twenty four (24) hours after making such adjustments or modifications, or such other notice period as is mutually agreed upon by the Parties; provided further that Bank shall provide reasonable advance notice to Servicer if circumstances permit, unless providing such notice would cause Bank to violate Applicable Law or would prevent Bank from taking action on a specific Card that, in Bank’s sole discretion, is immediately required. Any adjustments or modifications made by Bank within the Processor Systems in accordance with this Section 3.8 may not thereafter be altered or reversed by Servicer without Bank’s prior written approval.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SECTION 3.9	Program Records

(a) Servicer agrees that it shall, and shall require any Subcontractor to, keep current and accurate records relating to each Program, including, without limitation, the Cards issued and Transactions processed pursuant to this Agreement in accordance with Applicable Law, the Requirements or as otherwise reasonably required by Bank (the “Program Records”). Servicer shall provide to Bank any Program Records, including but not limited to data or other information in its possession which is required to reconcile accounts or substantiate information concerning Card fees, Transactions or Settlement or as required by any Regulatory Authority or Applicable Law.

(b) Bank shall be provided with access to any Program Records and any other information and documents it reasonably requests from time to time from Servicer or, no later than ninety (90) days following the Effective Date, any Subcontractor with regard to any activity contemplated by or relating to this Agreement, and such information shall be provided in accordance with Bank’s specifications and requirements, including, but not limited to, the timeframe and format in which such information and documents must be provided. Servicer shall ensure that it has ready access to all Program Records, including, no later than ninety (90) days following the Effective Date, those maintained by a Subcontractor, in order to comply with any request from Bank pursuant to this Section 3.7.

(c) All records generated by Servicer and its Subcontractors related to the performance of Servicer’s obligations pursuant to this Agreement shall be the property of Bank.

SECTION 3.10	Transaction Settlement

Bank shall handle Settlement for all Cards on a net settlement basis (the “Settlement System”). To facilitate the Settlement System, Bank has established, will establish or will direct Servicer to establish and may in the future establish or direct Servicer to establish one or more accounts at Bank, in accordance with Schedule A.

SECTION 3.11	Service Level Agreement (SLA) Standards

(a) Servicer shall provide all services contemplated by this Agreement with promptness and diligence and in a professional and workmanlike manner (unless some other time frame or manner is set forth herein, in which case such other time frame or manner shall apply), and, as applicable, at least in accordance with the service levels set forth in Schedule B (each, an “SLA”). Servicer and Bank shall periodically review and measure overall performance against the SLAs to ensure consistency with the goals and objectives of this Agreement, and the Parties shall reasonably cooperate to update such service levels as necessary.

(b) If any services are not provided in accordance with the SLAs (each instance, a “Failed SLA”), Servicer shall, for each Failed SLA: (i) promptly investigate and report to Bank on the causes of the problem; (ii) provide a root cause analysis of such failure as soon as practicable after such failure or Bank’s request; (iii) initiate remedial action to correct the problem and resume meeting the relevant SLA(s) as soon as practicable but, in any event, within two (2) business days of the date of the occurrence of the Failed SLA; and (iv) advise Bank, as and to the extent requested by Bank, of the status of remedial efforts being undertaken with respect to such problem and, within five (5) business days, provide Bank reasonable evidence that the causes of such problem have been corrected on a permanent basis (such steps, an “SLA Corrective Action Plan”).

(c) For each Failed SLA, Bank shall assess a fee in accordance with the chart below. A failure of the same SLA on one or more occasions shall result in fees imposed under the single offense

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Confidential treatment has been requested with respect to the omitted portions.

category. A failure of two or more different SLA’s shall result in fees imposed under the multiple offense category. All Failed SLA fees in any month will be deducted from Servicer’s revenues for that month.

	Single Offense	Multiple Offense
1st offense	[***]	[***]
2nd offense within 6 months	[***]	[***]
3rd offense within 6 months	[***]	[***]
4th and subsequent offenses within 6 months	[***]	[***]

(d) For any given month in which Servicer suffers any Failed SLA, such month shall be considered to be a “Failed Month.” If there are three (3) consecutive Failed Months or five (5) Failed Months during any twelve-month period, Bank may, at its option, either terminate the specific subject service(s) or terminate this Agreement in its entirety by giving written notice of termination to Servicer, in which case the date of termination shall be as set forth in such notice.

(e) In addition to the SLA Corrective Action Plan and the rights set forth in Sections 3.5(c) and (d), Bank reserves the right, in its sole discretion, to require the following from Servicer: (i) in the event of a third failure of the same SLA within a six (6) month period, a letter from and/or a phone call with the President or CEO of Servicer discussing the SLA Corrective Action Plan; and (ii) in the event of a fourth and subsequent failures of the same SLA within a six (6) month period, an in-person meeting at Bank’s offices with the President or CEO of Servicer in attendance to discuss such SLA Corrective Action Plan.

(f) No later than ninety (90) days after the Effective Date, Servicer shall implement measurement and monitoring tools and metrics as well as standard reporting procedures to measure and report Servicer’s performance of the services against the applicable SLAs, and shall provide Bank with monthly reports detailing service standards performance (each, an “SLA Report”). Servicer shall also provide Bank with information and access to the measurement and monitoring tools and procedures utilized by Servicer for purpose of audit verification.

(g) Servicer may schedule planned outages of the Processing Services upon not less than three (3) business days’ prior written notice to Bank, and during such planned outage, the affected Processing Services shall be exempt from being deemed a Failed SLA for purposes of the calculations defined in Section 3.5(c) for the time period of the outage identified by Servicer in the prior written notification to Bank. In no event shall such planned outages occur except on Mondays between the hours of 1:00 AM and 5:00 AM (Eastern Standard Time). Servicer shall use its commercially reasonable efforts to minimize any adverse impact to the Program and the Cardholders as a result of any such planned outages.

(h) Servicer shall appoint an individual as Bank’s primary point of contact on day-to-day operational matters (the “Meta Relationship Officer”). The Meta Relationship Officer shall be capable of answering questions and resolving discrepancies that arise between the Parties relating to Processing Services and shall be well-versed in the functionality of Servicer’s and any applicable Program Critical Subcontractor’s system.

(i) Servicer and any Third Party Processor shall provide to Bank a support group (the “Support Group”) which will be available 24 hours a day, 7 days a week, to take incoming calls from Bank at a telephone number maintained by Servicer or the Third Party Processor, respectively, for assistance requests and to address issues with the Processor Systems, including outages or emergency maintenance. The Support Group will attempt to resolve issues reported on each call, provided, however, that if the Support Group is unable to do so, the appropriate level of Servicer or Third Party Processor support staff will assist in the resolution. The response of the Support Group to any outage or emergency

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

shall be governed by the SLAs set forth in Schedule C. The Support Group shall provide a fUll description of the outage or emergency maintenance, including a root cause analysis regarding any outage or emergency maintenance, which analysis shall be provided to Bank and shall include the following information:

(i)	Date of the issue;

(ii)	Time the issue started;

(iii)	Time the issue was resolved;

(iv)	Touchpoints affected;

(v)	Issue description;

(vi)	Resolution; and

(vii)	Preventative measures.

SECTION 3.12	Regulatory Communications and Complaints

(a) In the event that Servicer receives criticism in a report of examination or in a related document or specific oral communication from, or is subject to formal or informal supervisory action by, or enters into an agreement with any Regulatory Authority or any System with respect to any matter whatsoever relating to (including omissions from) a Program (any such event, a “Criticism”), Servicer shall advise Bank in writing of the Criticism received and share the relevant portions of any written documentation (or provide a detailed written summary of any oral communications) received from the relevant Regulatory Authority or System, as applicable, to the extent not specifically prohibited by Applicable Law or the Regulatory Authority or System.

(b) Servicer shall, to the extent not specifically prohibited by Applicable Law or the applicable Regulatory Authority, provide Bank with notice and copies of any material communication to or from any Regulatory Authority or any official thereof, including, without limitation, any member of Congress, official of the executive branch of the United States Government, state legislator or federal or state agency, regarding this Agreement or any aspect of a Program (or provide a detailed written summary of any oral communications) (each, a “Regulatory Communication”) within two (2) business days of such communication. For any Regulatory Communication for which a response is required from Servicer, the Parties shall coordinate and cooperate on such response.

(c) Servicer shall indemnify and hold harmless Bank from and against any and all legal actions, claims, demands, proceedings, fines, penalties, losses, costs, expenses and all other liabilities incurred or suffered by Bank (whether or not relating to a third party claim) as a result of or arising from any misrepresentation or false or misleading statement made by Servicer (or its Subcontractors or other agents or representatives) to any Person, Regulatory Authority or legislative body regarding Bank, a Program, this Agreement or the terms or conditions hereof.

SECTION 3.13	Complaints and Error Resolution

(a) All Cardholder complaints, including but not limited to Cardholder account disputes and Transaction disputes, received by a Party relating to a Card or its use (“Cardholder Complaint”) that are material shall be promptly (i) reported to the other Party, and (ii) addressed and resolved by Servicer in accordance with Bank’s error resolution standards.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(b) Servicer agrees to promptly advise Bank of the results of any investigation relating to a Cardholder Complaint and provide an audit trail of information pertinent to the matter, all within any timeframes required by Applicable Law. The audit trail of information shall be sufficiently detailed to allow Bank to fully respond to a Regulatory Authority if such Regulatory Authority inquires about a Cardholder Complaint.

(c) Either Party shall provide the other Party with notice and copies of any complaint regarding any Program received by such Party from any System or the Better Business Bureau and any other material third party complaint received by senior management of such Party related to a Program (each, a “Third Party Complaint”) within two (2) business days of receipt of such Third Party Complaint. Servicer shall promptly investigate each Third Party Complaint and any similar complaints received by Bank that are forwarded to Servicer and propose an appropriate response. Servicer and Bank shall jointly approve the final responses for all Third Party Complaints.

(d) Servicer shall provide Bank with prompt notice and copies of all subpoenas, levies, garnishments or other legal requests received by Servicer which require the assistance of Bank in order to provide an accurate response, or which otherwise have a material effect on the Program(s), whether from a governmental authority, Regulatory Authority, private attorney, court or otherwise, relating to a Cardholder, a Card, a Program or this Agreement (“Legal Documents”). With regard to any Legal Documents received directly by Bank, Bank shall forward such Legal Documents to Servicer, and Servicer shall promptly provide to Bank any requested information as set forth within such Legal Documents, and in no event later than three (3) days prior to the response deadline of the Legal Document in order for Bank to timely meet such response deadline.

(e) Servicer shall catalogue and maintain copies of all Criticisms, Regulatory. Communications, Legal Documents, Third Party Complaints and Cardholder Complaints (collectively, “Complaints”), and responses thereto for the period required by Applicable Law or such longer period as specified by Bank in a written notice to Servicer. Servicer shall provide Bank with a monthly summary of all Complaints in the form and manner determined by or acceptable to Bank (each, a “Complaint Summary”). Bank (i) shall have access at all times to pending and closed Complaints and responses, and (ii) in Bank’s sole discretion, may audit a reasonable number of such Complaints.

SECTION 3.14	Servicer Employees & Agents

(a) Servicer shall actively and diligently monitor its employees, sales representatives, sales offices and agents to ensure compliance with the Compliance Guidelines and Applicable Law.

(b) Servicer shall provide appropriate training for its officers, employees, agents and representatives with respect to duties of Servicer and such officers, employees, agents and representatives under this Agreement and under Applicable Law, as the case may be, including, without limitation, the obligations under Section 5.2(a) in accordance with the training program designed and provided by Bank to Servicer for purposes of this Section 3.10(b). Bank shall have the right to (i) periodically review and audit Servicer’s training program to ensure Servicer’s compliance with Bank’s training program and (ii) at the request of Bank, monitor and participate in any such training program.

SECTION 3.15	Subcontractors

Servicer may from time to time retain the services of one or more subcontractors, agents or other Persons to perform some or all of the services Servicer has agreed to perform pursuant to this Agreement (each, a “Subcontractor”). Servicer shall obtain Bank’s prior written approval before retaining any Subcontractors and shall obtain or require Subcontractor to provide to Bank all information regarding

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

such Subcontractor reasonably requested by Bank. Bank and Servicer acknowledge and agree that any Subcontractor for which there is a fully executed Sales Agency Agreement is approved to sell Cards. In addition:

(a) Servicer shall be responsible for obtaining a written agreement with any Subcontractor that performs any Processing Service or Ancillary Service or has access to systems storing Cardholder Data, or stores, transmits or processes Cardholder Data in connection with the Program (each, a “Program Critical Subcontractor”). As of the Effective Date, Bank approves the entities identified on Schedule 3.15 as Program Critical Subcontractors. For the sake of clarity, a Subcontractor whose only activity with respect to any Card is the offer and sale of such Card and the related transmission of activation requests and receipt of activation responses shall not be considered a Program Critical Subcontractor. Beginning no later than ninety (90) days following the Effective Date, such written agreements shall be available to Bank for review upon Bank’s request; provided that Client may redact from such agreements commercial terms and such other terms as mutually agreed upon by Bank and Client. Bank may in its sole discretion deny approval of a Program Critical Subcontractor, or rescind its approval of a Program Critical Subcontractor at any time by providing written notice to Servicer of such rescission. Promptly upon any such rescission, Servicer shall terminate or, with consent of Bank, replace such objectionable Program Critical Subcontractor.

(b) Servicer shall comply with the standards established by Bank for purposes of approving and conducting a due diligence review of any Subcontractor. Bank reserves the right to amend such standards at any time by written notice to Servicer.

(c) Servicer shall notify Bank in writing of any changes in Subcontractors at least thirty (30) days prior to entering into a contractual relationship with a new Subcontractor and at least sixty (60) days prior to terminating any contractual relationship with any existing Subcontractor. Servicer shall further promptly notify Bank in writing of any material changes in the scope or terms of any written agreement with any Subcontractor that are applicable to Subcontractor’s performance of Servicers obligations under this Agreement or Servicer’s performance of obligations under this Agreement.

(d) Servicer shall be responsible for all fees and expenses of each Subcontractor, and shall remain liable for any services performed by any Subcontractor.

(e) Servicer shall be responsible for ensuring that each Subcontractor agrees to hold and utilize all Cardholder Data in accordance with the terms of this Agreement, GLBA, Regulation P and the Safeguards Rule promulgated thereunder, the USA Patriot Act and OFAC rules and regulations.

(f) No later than ninety (90) days following the Effective Date, Servicer shall include in any agreement with a Subcontractor provisions that require such Subcontractor to comply with any terms and conditions set forth in this Agreement that are applicable to Subcontractors or Program Critical Subcontractors (as the case may be). Servicer shall deliver such evaluations and reports, and such other information as shall be reasonably requested by Bank to enable Bank to evaluate (i) Servicer’s oversight of the Subcontractors and (ii) Subcontractors’ compliance with the term and conditions of its agreement with Servicer related to the services to be provided under this Agreement.

SECTION 3.16	Audit and Financial Information

(a) Servicer agrees that Bank, its authorized representatives and agents, and any Regulatory Authority or System (collectively, the “Auditing Party”) shall have the right, at any time during normal business hours and upon reasonable prior written notice, or at any other time required by Applicable Law or by a Regulatory Authority, to inspect, audit, and examine all of Servicer’s facilities, records, personnel, books, accounts, data, reports, papers and computer records relating to the activities

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

contemplated by this Agreement including, but not limited to, financial records and reports, the Security Program, associated audit reports, summaries of test results or equivalent measures taken by Servicer and/or any Program Critical Subcontractor to ensure that the Security Programs meet the objectives of the Guidelines in accordance with Applicable Law and this Agreement and that Servicer is otherwise in compliance with the terms of this Agreement. Servicer and any Program Critical Subcontractor shall make all such facilities, records, personnel, books, accounts, data, reports, papers, and computer records available to the Auditing Party for the purpose of conducting such inspections and audits, and the Auditing Party shall have the right to make copies and abstracts from Servicer’s books, accounts, data, reports, papers, and computer records directly pertaining to the subject matter of this Agreement.

(b) Servicer agrees to cooperate with any examination, inquiry, audit, information request, site visit or the like, which may be required by any Regulatory Authority or System with audit examination or supervisory authority over Bank, to the fullest extent requested by such Regulatory Authority, System or Bank. Servicer shall also provide to Bank any information which may be required by any Regulatory Authority or System in connection with their audit or review of Bank or any Program and shall reasonably cooperate with such Regulatory Authority or System in connection with any audit or review of Bank or any Program. Servicer shall also provide such other information as Bank, Regulatory Authorities or System may from time to time reasonably request with respect to the financial condition of Servicer and such other information as Bank may from time to time reasonably request with respect to third parties who have contracted with Servicer relating to or in connection with this Agreement.

(c) Servicer shall prepare a written response to Bank (a “Response to Audit Letter”) to all criticisms, recommendations, deficiencies, and violations of Applicable Law identified in reviews conducted by Bank, any Regulatory Authority or System (“Audit Findings”). The Response to Audit Letter shall be delivered to Bank within twenty (20) business days of Servicer’s receipt of such Audit Findings, unless directed otherwise by a Regulatory Authority. The Response to Audit Letter shall include, at a minimum, a detailed discussion of the following:

(i)	the planned corrective action to address the Audit Findings (“Audit Corrective Action Plan”);

(ii)	employee(s) of Servicer tasked to remedy the Audit Findings;

(iii)	remedial actions proposed to be directed to current or past Cardholders negatively impacted by the Audit Findings (provided no such action shall be taken without express written approval from Bank);

(iv)	steps to be taken to prevent any recurrence of the Audit Findings;

(v)	a specific timeframe, not to exceed forty (40) business days, unless otherwise approved by Bank in advance, to implement the Audit Corrective Action Plan (“Corrective Action Plan Deadline”);

(vi)	documentation evidencing that the Audit Corrective Action Plan has been implemented;

(vii)	if additional time is needed to implement the Audit Corrective Action Plan or deviations from the Audit Corrective Action Plan are necessary, a written request shall be submitted to Bank detailing the extenuating circumstances that necessitate an extension of the Corrective Action Plan Deadline and such extension request shall be subject to the reasonable approval of Bank; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(viii)	identification of any Audit Findings disputed by Servicer or where corrective action is not possible or necessary, supported by a detailed explanation of Servicer’s position.

SECTION 3.17	Blackhawk California to Perform Certain Duties.

Notwithstanding anything to the contrary in this Agreement, Servicer may contract with Blackhawk Network California, Inc. (“Blackhawk California”), a California corporation and Affiliate of Servicer, to perform, as Servicer’s authorized service provider, all activities that Servicer deems necessary for Servicer to operate a Program and perform certain of Servicer’s obligations under this Agreement. Blackhawk California shall be deemed a Program Critical Subcontractor under this Agreement, and nothing herein or in the Agreement between Servicer and Blackhawk California shall relieve Servicer of any obligation to Bank under this Agreement.

ARTICLE IV – REPRESENTATIONS AND WARRANTIES

SECTION 4.1	Representations and Warranties

Each Party represents and warrants to the other Party as follows:

(a) Such Party has the full power and authority (including all requisite stockholder, Board of Directors or similar authority) to execute and deliver this Agreement and to perform all its obligations under this Agreement and each other agreement which must be executed to effect the services contemplated herein. Each officer which executes this Agreement on behalf of such Party has the full power and authority to so execute this Agreement on such Party’s behalf.

(b) Except as otherwise disclosed in writing by such Party to the other Party, neither such Party nor any principal of such Party has been subject to the following:

(i)	criminal conviction (except minor traffic offenses and other petty offenses);

(ii)	any unpaid Federal or state tax lien that have not been satisfied in full;

(iii)	administrative or enforcement proceedings commenced within the past three (3) years by the Securities and Exchange Commission, any state securities regulatory authority, Federal Trade Commission, federal or state bank regulator or any other state or federal regulatory agency to the extent that, if adversely determined, such proceeding would materially and adversely affect such Party’s financial condition or ability to perform this Agreement; or

(iv)	restraining order, decree, injunction or judgment in any proceeding or lawsuit, alleging fraud or deceptive practice on the part of such Party or any principal thereof.

For purposes of this subparagraph, the word “principal” shall include any Person directly or indirectly owning ten percent (10%) or more of a Party, any officer or director of a Party or any Person actively participating in the control of a Party’s business.

(c) There is no pending, nor to the knowledge of such Party, threatened suit, action, arbitration or other proceedings of a legal, administrative or regulatory nature, or any governmental

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

investigation, against it or any of its affiliates or any officer, director or employee which has not been previously disclosed in writing and which would materially and adversely affect its financial condition or its ability to perform this Agreement.

SECTION 4.2	Representations and Warranties of Servicer

(a) Servicer has the financial capacity to perform its obligations under this Agreement. Servicer has delivered, or will deliver within sixty (60) days of the Effective Date, to Bank complete and correct copies of its balance sheets and related statements of income and cash flow and such other items that Bank has requested in connection with its due diligence review of Servicer (the “Due Diligence Materials”). All Due Diligence Materials furnished to Bank were accurate and complete in all material respects and complete insofar as completeness may be necessary to give Bank a true and accurate knowledge of the subject matter. Servicer’s financial statements, subject to any limitation stated therein, which have been furnished to Bank, do fairly present the financial condition of Servicer, and have been prepared in accordance with (i) the books and records of Servicer, (ii) generally accepted accounting principles as in effect in the United States at the time of preparation, and (iii) all pronouncements of the Financial Accounting Standards Board.

(b) All Subcontractors that, to Servicer’s knowledge as of the Effective Date, will be acting on behalf of Servicer or Blackhawk California in connection with the obligations arising under this Agreement have full power and authority to perform any and all acts necessary to the performance of the obligations each such Subcontractor is undertaking, including, but not limited to, all licensing requirements.

(c) Servicer has established and is maintaining (i) a Security Program which is sufficient to satisfy the requirements of Section 11.5 hereof and (ii) disaster recovery, business resumption and contingency plans appropriate for the nature and scope of the activities of and the obligations to be performed by Servicer hereunder which are sufficient to satisfy the requirements of Section 11.6 hereof; which will enable Servicer to continue to comply with such requirements during the Term and any wind-down period. Servicer has, within the last twelve months, tested such Security Program and disaster recovery, business resumption and contingency plans, has determined they are sufficient and will enable Servicer to continue to comply with the requirements herein during the Term and any wind-down period. On or prior to the date hereof, Servicer has delivered to Bank a certificate of a responsible senior officer of Servicer certifying that delivered test results were true and correct in all material respects as of the date of such certificate.

ARTICLE V – COVENANTS OF SERVICER

SECTION 5.1	General Covenants

Servicer covenants and agrees with Bank as follows:

(a) Servicer shall comply with all Applicable Law to the extent relating to this Agreement, any Program, the rights, duties and obligations of Servicer hereunder and the transactions contemplated hereby, including, without limitation: state and federal licensing requirements, the USA Patriot Act; GLBA, including the Privacy Rules and Regulation P; any state consumer protection, privacy or other laws applicable to the Programs; and the OFAC directives.

(b) Servicer shall promptly give written notice to Bank of any material adverse change in the business, properties, assets, operations or condition, financial or otherwise, of Servicer or to the knowledge of Servicer, any Program Critical Subcontractor, or any significant staffing changes that would affect Servicer’s ability to fulfill its obligations under this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(c) Servicer shall promptly notify Bank of any action, suit, litigation, proceeding, facts and circumstances, and of all tax deficiencies and other proceedings before governmental bodies or officials affecting Servicer, and the threat of reasonable prospect of same, which (i) relate to a Program or this Agreement, (ii) might give rise to any indemnification obligation pursuant to Article XIII or (iii) might materially and adversely affect Servicer’s ability to perform its obligations under this Agreement.

(d) Servicer shall deliver to Bank (i) as soon as available but in any event not later than ninety (90) days following the end of each fiscal year of Servicer, a copy of the annual audited financial report of Servicer and its consolidated subsidiaries for such year, including a consolidated balance sheet and consolidated statement of income and consolidated statement of cash flows and all notes and schedules thereto as of the end of such period, certified by the independent public accountants of Servicer and accompanied by an opinion of such independent public accountants to the effect that such financial statements fairly present, in all material respects, the financial position and results of operations of Servicer and its subsidiaries on a consolidated basis in accordance with generally accepted accounting principles as in effect from time to time and as consistently applied, and (ii) as soon as available but in any event not later than forty-five (45) days following the end of each fiscal quarter of Servicer, an unaudited consolidated balance sheet of Servicer and its consolidated subsidiaries as of the end of such fiscal quarter and an unaudited consolidated statement of income and consolidated statement of cash flows of Servicer and its consolidated subsidiaries for such period, all in reasonable detail and duly certified (subject to normal year-end audit adjustments and the absence of footnotes) by the chief financial officer (or person performing similar functions) of Servicer as having been prepared in accordance with generally accepted accounting principles as in effect from time to time and as consistently applied. In the event such financial statements reveal that the financial condition of Servicer, as determined in the discretion of Bank, results in a higher risk to Bank or otherwise does not meet the standards of Bank, Regulatory Authorities or any System, then Servicer shall deliver such additional information relating to the financial condition, business or operations of Servicer as Bank, Regulatory Authorities or such System shall from time to time reasonably request.

(e) Servicer shall provide notice to Bank at least ninety (90) days in advance of any change in the physical address of Servicer or any Program Critical Subcontractor.

(f) Servicer shall, and shall require its Program Critical Subcontractors to, maintain books and records that allow registered Cardholders that have provided Servicer or Program Critical Subcontractors with appropriate information to benefit from pass-through deposit insurance as provided in the Federal Deposit Insurance Act as implemented and regulated by the Federal Deposit Insurance Corporation.

SECTION 5.2	BSA/AML and OFAC Compliance

Servicer has received a copy of Bank’s compliance document titled “BSA/AML and OFAC Requirements for Servicers – Prepaid Products” (the “Requirements”). Servicer will comply with the Requirements as the same are amended from time to time by Bank. Servicer’s obligations as set forth in the Requirements shall include, but not be limited to, the following:

(a) Servicer shall at its sole expense retain a CIP Vendor to provide CIP Verification Services with respect to any Programs that establish an ongoing relationship with a Cardholder.

(b) Servicer shall comply with all OFAC regulations, including, but not limited to: (x) ensuring that all Cardholders are screened prior to issuance of a Card and periodically thereafter as required by Applicable Law through a screening system implemented to comply with OFAC regulations and the Requirements, and (y) complying with all OFAC and Bank directives regarding the prohibition or

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rejection of unlicensed trade and financial transactions with OFAC specified countries, entities and individuals;

(c) Servicer shall (x) monitor the usage of products and services offered under each Program to track, review and report on fraudulent use of such products and services, (y) report any suspicious activity in accordance with Applicable Law and the Requirements, including, but not limited to, all obligations to report such suspicious activity to Bank in accordance with applicable timeframes contained within the Requirements, and (z) in the event of any fraudulent activity by use of a Card, terminate such Card as soon as practicable following, but in any event within two (2) days of the receipt of direction from Bank to so terminate or take such other actions as shall be requested from time to time by Bank; and

(d) Servicer shall provide all necessary cooperation and assistance to Bank in connection with Bank’s annual review of Servicer’s compliance program, which review shall be conducted for the purpose of determining if Servicer is operating in compliance with the Requirements and Bank’s established policies and procedures regarding marketing, solicitation, customer service, and other activities of Servicer related to Bank’s authorized banking products or services provided to Cardholders pursuant to this Agreement.

(e) To the extent any of Servicer’s obligations under this Section 5.2 are performed by a Third Party Processor or other Subcontractor, such Subcontractor shall be considered a Program Critical Subcontractor.

SECTION 5.3	Taxes

Servicer shall be solely responsible for the collection and remittance of any sales, use or other taxes applicable to the sale of Cards under this Agreement. Further, Servicer will, or will cause it Subcontractors to, accurately and timely calculate, report and pay all sales, use or other taxes applicable to the sale of Cards issued under this Agreement or any Program, and accurately disclose to each Cardholder the amount of such sales, use or other taxes applicable to each Card purchase, if necessary.

ARTICLE VI – COVENANTS OF BANK

SECTION 6.1	General Covenants

Bank covenants and agrees with Servicer as follows:

(a) Bank shall comply with all Applicable Law to the extent relating to its obligations under this Agreement, including, without limitation: the USA Patriot Act, including Section 326 Customer Identification Programs; GLBA, including the Privacy Rules and Regulation P; and the OFAC directives.

(b) Bank shall promptly notify Servicer, unless prohibited by Applicable Law or any Regulatory Authority or System, of any action, suit, litigation, proceeding facts and circumstances, and of all tax deficiencies and other proceedings before governmental bodies or officials affecting Bank, and the threat of reasonable prospect of same, which (i) relate to a Program or this Agreement, (ii) might give rise to any indemnification obligation pursuant to Article XIII or (iii) might materially and adversely affect Bank’s ability to perform its obligations under this Agreement.

(c) Bank shall promptly give written notice to Servicer of any material adverse change in the business, properties, assets, operations or condition, financial or otherwise, of Bank or any significant staffing changes that would affect Bank’s ability to fulfill its obligations under this Agreement.

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(d) Bank shall promptly give notice to Servicer if Bank’s (together with its Affiliates’) total combined assets exceed [***].

SECTION 6.2	Memberships in System

Bank covenants and agrees with Servicer as follows:

(a) Bank, as a principal member of the System, shall support the sponsorship and registration of Servicer as a marketing agent or service provider of Bank with each System, as applicable.

(b) Bank shall be the issuer of all Cards hereunder. Accordingly, Bank shall sponsor a BIN for the Cards and will issue Cards marketed and promoted by Servicer pursuant to this Agreement.

(c) Bank shall provide for Settlement for all Cards issued by Bank. To facilitate Settlement, Bank has established or will establish one or more Settlement Account(s) owned by Bank. Servicer agrees all Cardholder Funds shall be held in an account owned and controlled solely by Bank, as set forth in Schedule A.

SECTION 6.3	Oversight of Programs

At all times, Bank shall (and shall have the right to) supervise, oversee, monitor and review Servicer’s performance of services hereunder and the results of the various Programs developed and implemented jointly with Servicer. Such activities may include the following:

(a) Bank may review reports and financials from the Programs (including any problems, losses or complaints, and any changes or modifications that may be necessary to ensure the viability of the Program(s)) provided to it in the form, format and frequency required by Bank.

(b) Bank has provided and will provide Servicer with information and training designed to ensure that Servicer will be adequately educated about Bank’s products and services offered hereunder and relevant law that may apply to the marketing, solicitation, processing and customer service activities instituted on behalf of Bank hereunder.

(c) Bank will review and update the training material on an annual basis and will ensure that Servicer receives annual training.

SECTION 6.4	Customer Identification Program

Bank shall determine at all times, in its sole discretion, the written decisioning processes and parameters of the Bank CIP Model, including any amendments thereto, that shall be used by the CIP Vendor to provide CIF’ Verification Services. Bank will work with Servicer in good faith to approve any additional criteria or other enhancements to the CIP decisioning process that, in addition to the CIP Model, would enable Servicer to standardize providing CIP Verification Services for its various card programs, provided that such enhancements are no less protective than those required by the CIP Model.

SECTION 6.5	OFAC Screening

In addition to Servicer’s screening process, Bank shall also regularly screen all Cardholders through Bank’s screening system which has been implemented to comply with OFAC regulations, Applicable Law and the Requirements.

SECTION 6.6	Suspicious Activity and Fraud Monitoring

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In addition to Servicer’s monitoring process, Bank shall (x) monitor the usage of products and services offered under each Program to track, review and report on fraudulent use of such products and services, (y) report any suspicious activity in accordance with Applicable Law and the Requirements, and (z) in the event of any fraudulent activity by use of a Card, terminate such Card through the Processor Systems.

SECTION 6.7	Audit

Bank agrees that Servicer shall have the right once per calendar year upon reasonable prior written notice to Bank, to inspect, audit, and examine Bank’s financial records and reports solely relating to the compensation payable to Servicer pursuant to Schedule A. Bank shall make all such financial records available to the Auditing Party for the purpose of conducting such inspections and audits, and the Auditing Party shall have the right to make copies and abstracts from such financial records directly pertaining to the compensation payable pursuant to Schedule A.

SECTION 6.8	Escheat Compliance

Bank shall be solely responsible for ensuring that all aspects of the Program comply with all state unclaimed property laws, if any. Bank shall be solely liable for any costs, fines, or other sums determined to be owed as a result of any challenge by any Regulatory Authority with respect to escheat or unclaimed property laws, regardless of whether such cost is incurred by, or such fines are assessed to, Bank or Servicer.

SECTION 6.9	Cooperation with Regulatory Authority Request

Bank shall reasonably cooperate with Servicer in connection with any request from any Regulatory Authority received by Servicer.

ARTICLE VII – COMPENSATION AND EXPENSES

SECTION 7.1	Expenses

(a) Bank shall be solely responsible for the following expenses:

(i)	membership fees related to Bank’s own membership in any System utilized by a Program; and

(ii)	Bank’s own costs and overhead generated from its review, assessment and development of Programs.

(b) Servicer shall be solely responsible for the following expenses (collectively, the “Servicer Expenses”):

(i)	advertising and other expenses associated with the marketing of Cards to potential Cardholders;

(ii)	all fines and penalties assessed by any Regulatory Authority or System (other than Bank) due to Servicer’s actions, inactions or omissions;

(iii)	all taxes and insurance obligations arising under this Agreement related to the performance of its duties and obligations;

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(iv)	all expenses associated with Servicer’s provision of Processing Services, or Servicer’s retention, oversight and supervision of a Third Party Processor and all other expenses associated with Processing Services; and

(v)	all fees associated with a Cardholder’s use of [***].

(c) The following expenses shall be deducted from the Gross Revenues:

(i)	all Negative Balances (as set forth in Section 7.2), and expenses associated with and losses resulting from Cardholder account disputes, Transaction disputes, over limit processing, Cardholder fraud, value load processing, value load fraud and under floor limit processing;

(ii)	all fees charged by a System related to the Program(s), (collectively, the “System Fees”) including, but not limited to, (A) settlement fees which are assessed to Bank daily; (B) fees which are assessed to Bank monthly, including, but not limited to, file maintenance fees, authorization and settlement services fees, and other BIN fees; (C) fees assessed to the Bank quarterly based on the quarterly System report; and (D) registration and other fees assessed to Bank annually, including, but not limited to, related to Servicer’s registration, as applicable, as a marketing agent or service provider of Bank, and registration of any independent service organization;

(iii)	all expenses associated with establishing and maintaining any accounts with, or receiving services from, any financial institution providing Settlement and all expenses in providing Bank with account balances;

(iv)	all expenses associated with completing a due diligence review for any third party vendor or contractor relationship contemplated in this Agreement;

(v)	all fees related to Bank’s handling of Complaints;

(vi)	all fees related to Bank’s handling of customer service functions; and

(vii)	such other fees and expenses reasonably related to Bank’s oversight and control of a Program.

SECTION 7.2	Negative Balances

(a) Servicer shall ensure that negative balances on Card accounts (“Negative Balances”) are charged off pursuant to Applicable Law, including any policies, procedures or guidance adopted by Bank from time to time in good faith to ensure the continued safety and soundness of Bank. Servicer shall ensure that any Negative Balances outstanding for more than ninety (90) calendar days (“Charge Off Event”) are charged off no later than the end of the calendar month in which the Charge Off Event occurred (“Required Charge Off Date”).

(b) Any Negative Balance that is required to be charged off pursuant to Section 12.2(a) above shall be deducted from Program Revenues.

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SECTION 7.3	Compensation

Each Party shall be compensated as set forth in Schedule A.

ARTICLE VIII – LIMITATION OF LIABILITY

SECTION 8.1	No Special Damages

Neither Party shall be liable to the other for any indirect, incidental, consequential, punitive or exemplary damages; provided, however, that the limitations set forth in this Section shall not apply to or in any way limit the damages or other losses for which a Party is entitled to be indemnified by the other Party or any other Person under this Agreement in connection with a Third Party Claim.

SECTION 8.2	Disclaimers of Warranties

EACH PARTY SPECIFICALLY DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, ARISING OUT OF OR RELATED TO THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT, EACH OF WHICH IS HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES.

ARTICLE IX – TERM OF PROGRAMS AND AGREEMENT

SECTION 9.1	Term

The term of this Agreement shall commence on the Effective Date and continue for [***] years (the “Initial Term”) unless terminated earlier as provided below. After the Initial Term, this Agreement shall automatically extend for additional periods of one year each (each, a “Renewal Term”, and collectively with the Initial Term, the “Term”) unless either Party terminates this Agreement for any reason by providing written notice to the other at least one hundred twenty (120) days prior to the commencement of the next Renewal Term.

SECTION 9.2	Termination of Agreement

(a) A Party hereto shall have the right to terminate this Agreement as follows:

(i)	by a Party by giving written notice, if the other Party shall fail to observe or perform, in any material respect, such Party’s obligations to the terminating Party hereunder (so long as the failure is not due to the actions or failure to act of the terminating Party) and such failure continues for a period of (A) in the case of a failure involving the payment of any amount due hereunder, ten (10) days after the non-performing Party receives written notice from the terminating Party specifying such failure, and (B) in the case of any other failure, thirty (30) days after the non-performing Party receives written notice from the terminating Party specifying such failure; provided, however, that if Bank is the terminating party, it shall have the right, in its sole discretion, to terminate this Agreement without giving effect to any cure period if a substantially similar material failure has previously occurred.

(ii)	by a Party by giving written notice, in the event that any financial information, representation, warranty or statement made by the other

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Party under or pursuant to this Agreement or in any certificate, document or financial statement delivered or furnished by such other Party under or pursuant to this Agreement shall be untrue or misleading in any material respect or shall omit material information, as of the date made or delivered.

(iii)	by a Party by giving written notice, if the other Party (A) voluntarily or involuntary (and such involuntary petition or proceeding is not dismissed within sixty (60) days) commences (or is the subject of, as the case may be) any proceeding or files any petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, liquidation or similar law, (B) applies for or consents to the appointment of a receiver, trustee, custodian, sequestrator or similar official for such other Party or for a substantial part of its property or assets, (C) makes a general assignment for the benefit of creditors, (D) commences the winding up or liquidation of its business or affairs, or (E) takes corporate action for the purpose of effecting any of the foregoing.

(iv)	by a Party by giving written notice, if there shall occur any change to or enactment of or change in interpretation or enforcement of any law or regulation which would have a material adverse effect upon such Party’s ability to perform its obligations under this Agreement or such Party’s costs/revenues with respect to the Program.

(v)	by a Party by giving of notice, upon direction to such Party from any Regulatory Authority, or System to cease or materially limit the exercise or performance of such Party’s rights or obligations under this Agreement.

(vi)	by Bank by giving written notice, if a Change of Control shall have occurred. For purposes of this clause (vi), “Change of Control” shall mean, with respect to the other Party, any transaction or series of transactions (as a result of a tender offer, merger, consolidation, reorganization, recapitalization, stock acquisition or otherwise) that results in (A) any Person or “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder acquiring, directly or indirectly, a majority of the combined voting power of the outstanding securities of such other Party (or its Controlling Parent (as defined below), if there is one) entitled to vote generally in the election of directors (or any equivalent governing body); provided, however, that any merger or consolidation of such other Party with and into any of such other Party’s direct or indirect subsidiaries or parent companies or direct or indirect subsidiaries of such parent company, shall not constitute a “Change of Control” hereunder so long as the Controlling Parent prior to such merger or consolidation shall, after giving effect to such merger or consolidation, own and control, directly or indirectly and beneficially and of record, not less than a majority of the combined voting power of the outstanding securities of the surviving entity from such merger or consolidation entitled to vote generally in the election of directors (or any equivalent governing body), (B) the sale, lease, license,

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exchange, conveyance, transfer or other disposition of all or substantially all of the assets of such other Party (or its Controlling Parent, if there is one), or (C) the Controlling Parent (if there is one) ceasing to own, directly or indirectly and beneficially and of record, a majority of the combined voting power of the outstanding securities of such other Party entitled to vote generally in the election of directors (or any equivalent governing body). “Controlling Parent” means, with respect to such other Party, the ultimate Person (if any) that owns and controls as of the date hereof, directly or indirectly and beneficially and of record, a majority of the combined voting power of the outstanding securities of such other Party entitled to vote generally in the election of directors (or any equivalent governing body).

(vii)	by a Party by giving written notice, if there shall have occurred a material adverse change in the financial condition of the other Party.

(viii)	by Bank by giving written notice, if Bank is determined to be in “troubled condition” (as such term is defined in or interpreted in accordance with Applicable Law).

(ix)	by Bank by giving written notice, if there shall have occurred any event or circumstance that, pursuant to any specific provision contained herein, shall give Bank the right to terminate this Agreement, including the termination rights granted to Bank pursuant to (A) Section 3.1 hereof in connection with Servicer’s failure to obtain Bank’s prior approval of Marketing Materials or (B) Section 3.5(c) in connection with Servicer’s failure to provide services hereunder in accordance with the applicable service levels.

(b) Notwithstanding and in addition to the provisions of Section 9.2(a) hereof, Bank shall have the right, at any time and for any reason, upon the giving of at least one hundred eighty (180) days prior written notice to Servicer, to terminate any Program or this Agreement or suspend the issuance of Cards under any or all Programs; provided, however, Bank shall have the right, immediately upon the giving of written notice to Servicer, to suspend the issuance of Cards (in whole or in part) in Bank’s sole discretion, including but not limited to if Bank determines, in its reasonable good faith discretion, that any activities of Servicer or any aspect of any Program or this Agreement results in or could result in (i) a violation of Applicable Law or (ii) a risk to the safety and soundness of Bank. Any termination of any individual Program or any suspension of the issuance of any Cards by Bank will not affect or impact any other Cards or Programs not affected by such termination or suspension.

SECTION 9.3	Termination Assistance; Wind-Down

(a) In the event of the termination or expiration of any Program or the termination of this Agreement, the Parties will cooperate to wind down such Program in accordance with Applicable Law pursuant to Section 9.3(b). Each Party acknowledges that the goals of any wind-down are to benefit the Cardholders by minimizing any possible burdens or confusion and to protect and enhance the names and reputations of the Parties, each of whom have invested their names and reputations in the Program(s) and Cards issued hereunder. Unless otherwise required by Applicable Law or any Regulatory Authority, upon the expiration or termination of this Agreement for any reason, the Parties agree to cooperate in good faith to wind down all affected Programs in a commercially reasonable way as soon as reasonably possible to provide for a smooth and orderly wind-down. Such cooperation will include continued acceptance of Cards presented for payment until such Cards expire or are cancelled as set forth below,

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and continued provision of customer service to all outstanding Cardholders in accordance with the terms of this Agreement up until the Cards expire or are terminated.

(b) In the event that Bank elects to terminate any Card or any Program or this Agreement expires or is terminated for any reason, the Parties will cooperate to provide a smooth and orderly wind-down of the Program or Programs involved. Such wind-down shall include the following:

(i)	As soon as reasonably practicable, commencing with the giving of notice of non-renewal or termination or at such other time as the Parties may otherwise mutually agree, Servicer or Bank, as applicable, will provide to the other Party in writing a proposed wind-down plan detailing a proposed timeline which shall designate a schedule of dates as of which each Program will be wound down and an allocation of associated cost among the Parties. Bank and Servicer shall meet promptly thereafter to review such proposed plan and to determine a mutually acceptable wind-down plan (a “Wind-Down Plan”); provided, however, that if Bank and Servicer fail to reach mutual agreement on a wind-down plan within thirty (30) days, Bank shall establish a wind-down plan that is appropriate for the affected Program and that is, to the extent practicable, substantially similar to other wind-down plans used by Bank for other programs similar to the affected Program hereunder, in which case such wind-down plan so established by Bank shall constitute the “Wind-Down Plan” hereunder as to the affected Program and shall be deemed to be approved by Servicer, and Servicer shall comply with the terms thereof

(ii)	Unless otherwise contemplated by the Wind-Down Plan, Bank and Servicer shall continue to be bound by and comply with the terms of this Agreement and perform all of their obligations hereunder during the wind-down period (regardless of whether the Term has expired or been terminated) until such time as all Cards expire or are cancelled pursuant to and consistent with the Cardholder Agreements or, to the extent permitted by Applicable Law, until such earlier time as mutually agreed upon by Bank and Servicer.

(c) During any wind-down period, Servicer agrees to continue to provide customer service to the affected Cardholders in accordance with the terms of this Agreement. If Bank determines in its sole discretion that Servicer has failed to continue to provide customer service to the affected Cardholders during the wind-down period in accordance with the terms of this Agreement, Servicer shall take all necessary steps to either (i) effect the transfer to Bank of control of the toll free telephone numbers and websites used by Servicer with respect to such Program (the “Program Telephone Numbers and Websites”) or (ii) re-direct Cardholders using the Program Telephone Numbers and Websites to such toll-free telephone numbers and websites as designated by Bank.

(d) Except as required by Applicable Law (including applicable securities laws and the rules promulgated thereunder), in no event will any Party make any public statement or customer communication regarding the termination or wind-down of this Agreement or any Cards or Programs without the express prior written approval of both Bank and Servicer, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Servicer agrees that Bank may communicate the termination or expiration of this Agreement with any party with which Servicer has contracted to provide any Processing Services, marketing or other service with regard to the Program.

SECTION 9.4	Suspension Rights

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If Servicer determines, acting reasonably, that the continued distribution and sale of the Cards may not be profitable to Servicer, Servicer shall notify the Bank’s President of the profitability concerns and the basis therefor. Servicer and Bank shall meet and confer, through their Presidents or CEOs, to attempt to resolve those concerns in good faith within sixty (60) days of notice thereof (a “Meet and Confer Period”). If good faith resolution is not achieved within the Meet and Confer Period, the Bank acknowledges that the Servicer has the right, without liability or cost under this Agreement to suspend or cease performance of Servicer’s obligations under this Agreement (upon one hundred eighty (180) days’ notice). Similarly, if Servicer determines in its reasonable discretion that any activity under the Program, or any feature thereof, violates Applicable Law or if any Applicable Law or action from a Regulatory Authority places the Program in a position where Servicer (in Servicer’s reasonable discretion) cannot operate pursuant to this Agreement either: (i) in a manner that is compliant with Applicable Law or such Regulatory Authority action, or (ii) In a manner substantially consistent with the intended economics of this Agreement, then, Servicer shall initiate a Meet and Confer Period to resolve such concerns. If the concerns are not resolved in good faith within the Meet and Confer Period, then Servicer shall have the right, acting reasonably, to cease or cause the cessation of the subject activity in any jurisdiction where to not do so would violate Applicable Law, provided, however, that Servicer shall have provided to Bank prompt (at least thirty (30) days’ prior) written notice of its decision to cease or cause the cessation of the subject activity.

ARTICLE X – CONFIDENTIALITY

SECTION 10.1	Confidential Information

The term “Confidential Information” shall mean this Agreement and any schedule, exhibit, attachment or amendment hereto; any information concerning any Program, the objectives of any Program and the financial results of the Program(s); any marketing plan for any Program and any marketing materials for any Program which are not publicly available; and all proprietary information, data, trade secrets, business information and other information of any kind whatsoever which a Party (“Discloser”) discloses, in writing, orally or visually, to another Party (“Recipient”) or to which Recipient obtains access in connection with the negotiation or performance of this Agreement. Cardholder Data shall not be Confidential Information, but rather shall be subject to the provisions of Article XI below. Confidential Information shall not include information that: (i) is already rightfully known to the Recipient at the time it obtains Confidential Information from the Discloser, (ii) is or becomes generally available to the public other than as a result of disclosure in breach of this Agreement or any other confidentiality obligations; (iii) is lawfully received on a non-confidential basis from a third party authorized to disclose such information without restriction and without breach of this Agreement; (iv) is contained in, or is capable of being discovered through examination of, publicly available records or materials; or (v) is developed by Servicer or Bank without the use of any proprietary, non-public information provided by the other Party.

SECTION 10.2	Use and Disclosure of Confidential Information

(a) Each Recipient shall hold and maintain in confidence the Confidential Information of the Discloser and shall use and disclose such Confidential Information only for the purpose of performing its obligations or exercising or enforcing its rights with respect to any Program under this Agreement or as otherwise expressly permitted by this Agreement. Each Recipient may disclose Confidential Information to the extent such Confidential Information is required to be disclosed by Applicable Law, including in the course of an examination by a Regulatory Authority; provided (i) that, except in connection with disclosure in the ordinary course of an examination by a Regulatory Authority, the Party subject to such Applicable Law shall notify the Discloser of any such use or requirement prior to disclosure of any Confidential Information obtained from the Discloser in order to

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afford the Discloser an opportunity to seek a protective order to prevent or limit disclosure of the Confidential Information to third parties, and (ii) that the Party subject to such Applicable Law shall disclose Confidential Information of the Discloser only to the extent required by such Applicable Law.

(b) Each Recipient shall (i) limit access to the Discloser’s Confidential Information to those employees, authorized agents, vendors, consultants, service providers and subcontractors who have a reasonable need to access such Confidential Information in connection with this Agreement and applicable Program(s), (ii) ensure that any Person with access to the Discloser’s Confidential Information is bound to maintain the confidentiality of Confidential Information in accordance with the terms of this Agreement, GLBA, Regulation P and the Safeguards Rule promulgated thereunder, and (iii) maintain the existence of this Agreement and the nature of their obligations hereunder strictly confidential.

(c) Each Recipient agrees that any unauthorized use or disclosure of Confidential Information of the Discloser might cause immediate and irreparable harm to the Discloser for which money damages might not constitute an adequate remedy. In that event, the Recipient agrees that injunctive relief may be warranted in addition to any other remedies the Discloser may have. In addition, the Recipient shall promptly (but in no event more than twenty-four (24) hours after discovery of same) advise the Discloser by telephone and in writing via facsimile of any security breach that may have compromised any Confidential Information, and of any unauthorized misappropriation, disclosure or use by any Person of the Confidential Information of the Discloser which may come to its attention and shall take all steps at its own expense reasonably requested by the Discloser to limit, stop or otherwise remedy such misappropriation, disclosure or use, including, but not limited to, notification to and cooperation and compliance with any Regulatory Authority.

SECTION 10.3	Return of Confidential Materials

Upon the termination or expiration of this Agreement and any applicable wind-down period, or at any time upon the reasonable request of a Discloser, the Recipient shall return (or destroy if so directed by the Discloser) all Confidential Information in the possession of the Recipient or in the possession of any representative, contractor or third party of the Recipient. Any Confidential Information maintained in an electronic format shall be returned to Discloser in an industry standard format or, at the option of the Discloser, deleted and removed from all computers, electronic databases and other media. Notwithstanding the foregoing, a Recipient in possession of tangible property containing the Discloser’s Confidential Information may retain one archived copy of such material, subject to the terms of this Agreement, which may be used solely for regulatory purposes and may not be used for any other purpose. Compliance by the Recipient with this Section 10.3 shall be certified in writing by an appropriate officer of such Recipient within thirty (30) days of the end of the Term or the wind-down period, whichever is later, which certification shall include a statement that no copies of Confidential Information have been retained, except as necessary for regulatory purposes.

SECTION 10.4	Media Releases

All media releases, public announcements and public disclosures by Bank or Servicer or their representatives, employees or agents, relating to this Agreement or the name or Marks of Bank or Servicer, any Bank or Servicer affiliate or supplier, including, without limitation, promotional or marketing material, but not including any disclosure required by legal, accounting or regulatory requirements beyond the reasonable control of the releasing Party, shall be coordinated with and approved by Servicer or Bank, respectively, in writing prior to the release thereof.

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Confidential treatment has been requested with respect to the omitted portions.

SECTION 10.5	Notice to Processor

Bank may, in Bank’s sole discretion, provide notice to a Third Party Processor of any breach of this Agreement by Servicer if such breach by Servicer could result in a material adverse impact to a Cardholder.

ARTICLE XI – CARDHOLDER DATA

SECTION 11.1	General

The purpose of this Article XI is to ensure that this Agreement conforms to the applicable provisions of GLBA and the System Rules and otherwise sets forth the Parties’ agreement with respect to the use and disclosure of Cardholder Data. All use and disclosure of Cardholder Data under this Agreement shall be subject to the provisions of this Article XI.

SECTION 11.2	Ownership of Cardholder Data and Privacy Policy

(a) As between the Parties, the Cardholder Data shall be owned exclusively by Bank.

(b) The Cardholder Data shall at all times be subject to the privacy policy of Bank then in effect (“Privacy Policy”). Bank shall develop, and Servicer shall provide Cardholders with, a Privacy Policy and other disclosures as required by Applicable Law.

SECTION 11.3	Use and Disclosure of Cardholder Data

(a) Servicer agrees that, during and after the Term, it shall not use, nor permit any Subcontractor or any third party other than Bank or a Program Critical Subcontractor to use, any Cardholder Data other than as necessary to perform Servicer’s obligations hereunder or as required to comply with Applicable Law.

(b) Servicer may disclose the Cardholder Data in compliance with Applicable Law solely:

(i)	to any System or other entity to which disclosure is necessary in connection with the processing of a Transaction;

(ii)	to its Program Critical Subcontractors in connection with a permitted use of such Cardholder Data under this Article XI, provided that such Program Critical Subcontractor agrees in writing to maintain all such Cardholder Data as strictly confidential in perpetuity and not to use or disclose such information to any Person other than Servicer or Bank, except as required by Applicable Law or any Regulatory Authority (after giving Bank or Servicer, as applicable, prior notice and an opportunity to defend against such disclosure); provided, further, that each such Program Critical Subcontractor maintains a Security Program in accordance with the terms of Section 11.5;

(iii)	to its employees, consultants, attorneys and accountants with a need to know such Cardholder Data in connection with a permitted use of such Cardholder Data under this Article XI; provided that (A) any such Person is bound by terms substantially similar to this Article X1 as a condition of employment or of access to Cardholder Data or by professional

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obligations imposing comparable terms; and (B) such Party shall be responsible for the compliance by each such Person with the terms of this Article XI; or

(iv)	to any Regulatory Authority with authority over Servicer or Bank.

SECTION 11.4	Treatment of Cardholder Data; Select Data

(a) Bank shall have all rights and interest with respect to the sharing, use and disclosure of Cardholder Data during the Term and following the expiration or termination of this Agreement in its entirety.

(b) Notwithstanding anything to the contrary contained in Section 11.4(a) hereof, Bank hereby grants, conveys, sells and sets over to Servicer an ownership interest in and to the name, address (both physical and electronic, to the extent known) and date of birth (such information, collectively, the “Select Data”) in respect of all Cardholders; provided, however, that (i) no ownership interest in any such Select Data of any Cardholder is or shall be deemed to be conveyed to Servicer pursuant to this Section 11.4(b) to the extent that (A) such Cardholder shall have elected to “opt out” of the sharing of such Cardholder’s non-public personal information with any non-affiliated third party of Bank or (B) such conveyance shall otherwise be prohibited by Applicable Law, and (ii) the ownership interest granted to Servicer pursuant to this Section 11.4(b) is, as between Bank and Servicer, a joint and non-exclusive ownership interest, with each of Bank and Servicer having the separate right to further use, market, license, encumber, sell and otherwise exploit such Select Data. Within five (5) business days following the commencement of each calendar month during the Term and each of the two (2) calendar months following the expiration or earlier termination of the Term, Bank shall deliver to Servicer all such Select Data of any Cardholder so conveyed to Servicer pursuant to this Section 11.4(b) to the extent that such Select Data shall not have been previously delivered to Servicer. Bank and Servicer shall take such additional actions, and execute such additional documents, as either Party shall from time to time reasonably request in order to more fully give effect to the provisions of this Section 11.4(b).

(c) Subject to the provisions of 11.4(b), upon the termination or expiration of this Agreement and any applicable wind-down period, or at any time upon the reasonable request of Bank, Servicer shall return (or destroy if so directed by Bank) all Cardholder Data in the possession of Servicer or in the possession of any representative, contractor or third party of Servicer. Any Cardholder Data maintained in an electronic format shall be returned to Bank in an industry standard format or, at the option of Bank, deleted and removed from all computers, electronic databases and other media. Compliance by Servicer with this Section 11.4(c) shall be certified in writing by an appropriate officer of Servicer within thirty (30) of the end of the Term or the wind-down period, whichever is later, which certification shall include a statement that no Cardholder Data has been retained.

SECTION 11.5	Data Security

(a) Each Party shall and Servicer shall require any Program Critical Subcontractors to, establish and maintain appropriate administrative, technical and physical safeguards designed to (i) protect the security, confidentiality and integrity of the Cardholder Data, (ii) ensure against any anticipated threats or hazards to its security and integrity, (iii) protect against unauthorized access to or use of such information or associated records which could result in substantial harm or inconvenience to any Cardholder or applicant, and (iv) ensure the proper disposal of Cardholder Data (collectively, the “Security Program”). At all times during the Term, and during any wind-down period, (x) each Party shall use the same degree of care in protecting the Cardholder Data against unauthorized disclosure as it accords to its other confidential customer information, but in no event less than a reasonable standard of care, and (y) the Security Program shall be in compliance with all information and data security

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

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requirements promulgated by the System and applicable to card issuers (as set forth in the System Rules), Applicable Law and Guidelines, as the same may be revised from time to time. Any material change to the Security Program by Servicer shall be approved in advance by Bank.

(b) Bank shall provide to Servicer annually a data security questionnaire, which shall be completed by Servicer and any Program Critical Subcontractors and returned to Bank within thirty (30) days of receipt from Bank.

(c) Servicer shall provide to Bank on an annual basis the Independent Service Auditor’s Report – SOC1 Type II, as defined in the American Institute of Certified Public Accountants (AICPA’s) Statement on Standards for Attestation Engagements (“SSAE”) No. 16, Reporting on Controls at a Service Organization. Servicer shall also provide Bank with copies of all other reports on compliance, quarterly and annual status forms and other reports filed by Servicer with any System in accordance with the System Rules, if applicable.

(d) Each Party and any Program Critical Subcontractors shall be assessed on an annual basis for compliance with PCI-DSS, such assessment to be performed by a qualified security assessor approved by the PCI Security Standards Council (a “QSA”). Servicer and any Program Critical Subcontractor will submit to Bank for approval the name of the QSA engaged to perform the PCI-DSS assessment no later than thirty (30) days prior to each annual assessment. Bank reserves the right in its reasonable discretion to reject Servicer’s selected QSA, at which time Servicer shall submit an alternative name to Bank for approval until such time as Bank approves of the QSA. In no event shall Bank’s disapproval of a QSA relieve Servicer of the obligation to provide the PCI-DSS assessment report to Bank annually. Promptly upon completion of such assessment, a copy thereof shall be provided to Bank.

(e) The Security Program shall be reviewed and tested internally at least annually, in order to demonstrate compliance with all Applicable Law, including documented policies and procedures and an internal audit and quality assurance program. The schedule of such audits and quality reviews shall be provided to Bank at least annually and results from each such audit or review shall be promptly provided to Bank in writing in accordance with the schedule or upon the request of Bank.

(f) Each Party shall, and Servicer shall require all Program Critical Subcontractors to, on an annual basis (or, in the case of Servicer and any Program Critical Subcontractor, more frequently, if reasonably requested by Bank) and to the extent applicable to Servicer’s obligations under this Agreement or to the Programs, specifically test, audit and review its compliance with the Guidelines and future amendments and revisions thereto. Within a reasonable period of time after completion of each such test, audit or review, Servicer shall provide a complete written report of the results thereof to Bank.

(g) Servicer agrees that in the event there is a breach of security of Servicer or any Program Critical Subcontractor resulting in unauthorized disclosure of Cardholder Data or other proprietary information of Bank, Servicer will immediately notify the primary, or if unreachable, the secondary Security Contact of Bank (as identified in Section 11.7) of such breach, the nature of such breach, and the corrective action taken to respond to the breach and shall take all steps at its own expense to immediately limit, stop or otherwise remedy such misappropriation, disclosure or use, including, but not limited to, notification and cooperation and compliance with Regulatory Authority.

(h) Bank agrees that in the event there is a breach of security of Bank resulting in unauthorized disclosure of Cardholder Data, Bank will, unless otherwise prohibited by Applicable Law or a Regulatory Authority, immediately notify the primary, or if unreachable, the secondary Security Contact of Servicer (as identified in Section 11.7) of such breach, the nature of such breach, and the corrective action taken to respond to the breach and shall take all steps at its own expense to immediately limit, stop

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Confidential treatment has been requested with respect to the omitted portions.

or otherwise remedy such misappropriation, disclosure or use, including, but not limited to, notification and cooperation and compliance with Regulatory Authority.

(i) If Servicer or any Program Critical Subcontractor suffers a data security breach that results, in Bank’s sole discretion, in the engagement of Bank resources to investigate and/or correct the breach, Bank may in its sole discretion require Servicer to make a deposit in an account designated by Bank in the amount of [***] to be applied against the investigation fees and other expenses incurred by Bank to investigate and/or correct the breach, including time and material and any third party pass through expenses. To the extent that actual costs incurred by Bank to investigate and/or correct the breach are less than the amount of the deposit, the excess shall be returned to Servicer. To the extent that actual costs incurred by Bank to investigate and/or correct the breach exceed the amount of the deposit, Servicer shall be liable for, and shall promptly upon demand reimburse Bank for, the amount of such excess.

(j) Servicer acknowledges and agrees that in the event of a security breach as described in Section 11.5(g), Bank shall engage an assessor to determine the extent of the breach. Servicer shall give the assessor access to Servicer’s facilities, records and personnel, as requested by the assessor, and shall be responsible for all costs, expenses and fees of the assessor. Servicer shall provide to Bank, upon receipt, any and all reports or documents prepared by or received from the assessor.

(k) Servicer will only store Cardholder Data, Confidential Information and Program Records at its data center locations which have been approved by Bank (or in the case of approved Program Critical Subcontractors, the Program Critical Subcontractor address approved by Bank). Any change of the location of a data center must be approved by Bank at least one hundred and twenty (120) days in advance of Cardholder Data or Confidential Information being stored at such new location.

SECTION 11.6	Disaster Recovery, Business Resumption and Contingency Plans

At all times during the Term and for so long as this Agreement remains in effect, each Party shall and Servicer shall require all Program Critical Subcontractors to, prepare and maintain disaster recovery, business resumption, and contingency plans appropriate for the nature and scope of the activities of and the obligations to be performed by such Party or any Program Critical Subcontractor hereunder. Each Party shall ensure that such plans are sufficient to enable such Party to promptly resume, or, in the case of a Program Critical Subcontractor, Servicer shall ensure that such plans are sufficient to enable the Program Critical Subcontractor to promptly resume, without giving effect to the force majeure provisions of Section 14.13 hereof, the performance of its obligations hereunder in the event of a natural disaster, destruction of facilities or operations, utility or communication failures or similar interruption in operations and shall ensure that all material records, including, but not limited to, Cardholder Data, are backed up in a manner sufficient to survive any disaster or business interruption. These plans shall ensure that, without giving effect to the force majeure provisions of Section 14.13 hereof, such resumption takes place no later than forty eight (48) hours after the interruption. Servicer shall make available to Bank copies of all such disaster recovery, business resumption, and contingency plans and shall make available to Bank copies of any changes thereto. Each Party and shall, and Servicer shall ensure that any Program Critical Subcontractor shall, periodically, and no less than annually, test such disaster recovery, business resumption, and contingency plans as may be appropriate and prudent in light of the nature and scope of the activities and operations of such Party or Program Critical Subcontractor and their respective obligations hereunder. Servicer shall further facilitate and cooperate with any requests by Bank to participate in, monitor or audit the annual testing process of Servicer or a Program Critical Subcontractor under this Section 11.6. A complete report of the results of such annual testing shall be promptly provided to Bank.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SECTION 11.7	Appointment of Security Contact

Each of the Parties has provided to the other Party the name and contact information of such Party’s designated primary and secondary “Security Contact” appointed for the purpose of being contacted in connection with (i) any security breach or failure requiring immediate notification to a Party with respect to the unauthorized use or disclosure of Cardholder Data or (ii) any use or disclosure of a Party’s Confidential Information except in the manner permitted by Article X. A Party may from time to time change its primary and secondary Security Contact by providing written notice of such change in accordance with the notice requirements of Section 14.8. In the event a named Security Contact is no longer in the employ of the applicable Party, or is otherwise unable or unwilling to perform the duties of a Security Contact as set forth herein, then a replacement Security Contact shall be named by such Party as soon as possible but in no event later than ten (10) days after the Security Contact has ceased employment with such Party or the occurrence of the event giving rise to such Security Contact’s inability or unwillingness to perform such duties. Each Party shall further ensure that either the primary Security Contact or the secondary Security Contact is available at any given time to fulfill the purposes of this Section 11.7, unless otherwise approved in advance in writing by the other Party.

ARTICLE XII – RISK MANAGEMENT

SECTION 12.1	Insurance

(a) Insurance Coverage. Each Party shall maintain at its sole expense,

(i)	Commercial General Liability Insurance. Coverage shall be at least as broad as the Insurance Services Office (ISO) Commercial General Liability Coverage “occurrence” form consistent with the obligations set forth immediately below. Commercial General Liability Insurance to include contractual liability, products/completed operations liability, and severability of interest clause (which must be maintained for three (3) years following termination of this Agreement) with minimum limits of [***] written on an occurrence form basis sufficient to satisfy a Party’s defense and indemnification obligations.

(ii)	Workers’ Compensation and Employer’s Liability Insurance. Workers’ Compensation Insurance or (if approved by the other Party in writing) self-insurance as required by applicable law, labor codes, acts, or statutes, state or federal (collectively, “Workers’ Compensation Laws”), and indicating compliance with such Workers’ Compensation Laws, and Employer’s Liability Insurance with minimum limits of not less than [***] for injury or death for each accident.

(iii)	Professional Liability Insurance. Professional Liability Insurance to include errors and omissions appropriate to a Party’s business, contractual liability coverage, with a minimum limit of at least [***] per claim, protecting the other Party from errors and omissions of a Party in connection with the performance of a Party’s services during and for a period of at least three (3) years after the completion of said services.

(b) Additional Insurance Coverage for Servicer and Program Critical Subcontractors. Servicer and each Program Critical Subcontractor shall maintain, at its sole expense:

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(i)	Crime Insurance. A comprehensive crime policy, including employee dishonesty/fidelity coverage, with respect to the work or operations done in connection with this Agreement, with limits of no less than [***] per occurrence and [***] in the aggregate.

(ii)	Data Security Insurance. Servicer shall maintain (and regardless shall require each Program Critical Subcontractor to maintain), throughout the term of this Agreement, an appropriate data security insurance policy, the limit of which shall be no less than [***] per occurrence or [***] aggregate, providing coverage in the event of loss of confidential data by Servicer, including but not limited to Cardholder Data and Confidential Information. Servicer shall require each Program Critical Subcontractor to maintain, throughout the term of this Agreement, an appropriate data security insurance policy, the limit of which shall be no less than [***] per occurrence or [***] aggregate, providing coverage in the event of loss of confidential data by the Program Critical Subcontractor), including but not limited to Cardholder Data and Confidential Information.

(c) Each policy (other than Worker’s Compensation) required to be maintained by Servicer by Section 12.1(a) and 12.1(b) must:

(i)	be carried in the name of Servicer;

(ii)	contain an endorsement, in writing, naming Bank as an additional insured and loss payee; provided that Servicer need only use commercially reasonable efforts to obtain an endorsement, in writing. naming Bank as an additional insured and loss payee for the errors and omissions insurance included in the professional liability insurance required under Section 12,1 (a) (ii) above and the insurance coverage required under Section 12.1(b) above.

(iii)	subject to Section 12.1 (g)(ii) below, be written by insurance carriers that have an A.M. Best rating of “A” or better or are otherwise acceptable to Bank;

(iv)	provide that such policy may not be terminated or materially modified without thirty (30) days prior written notice to both Bank and Servicer (or Program Critical Subcontractor);

(v)	not include any exclusions that would adversely affect coverage regarding any of the obligations of Servicer hereunder.

(d) Each policy required to be maintained by any Program Critical Subcontractors by Section 12.1(b) must:

(i)	be carried in the name of the Program Critical Subcontractor;

(ii)	contain an endorsement, in writing, naming Bank as an additional insured and loss payee;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(iii)	be written by insurance carriers that have an A.M. Best rating of “A” or better or are otherwise acceptable to Bank;

(iv)	provide that such policy may not be terminated or materially modified without thirty (30) days prior written notice to both Bank and Program Critical Subcontractor;

(v)	not include any exclusions that would adversely affect coverage regarding any of the obligations of Servicer hereunder.

(e) A copy of each policy required to be maintained by Servicer by Section 12.1(a) and (b) (including such endorsement) and any certificates of insurance evidencing the existence of such policy, or any other documentation related to the requirements of this Section 12.1 reasonably requested by Bank, shall be provided to Bank upon request.

(f) Each Party shall promptly provide notice to the other Party in the event a Party receives any notice of nonrenewal or cancellation, lapse, termination or reduction in any insurance coverage required to be maintained pursuant to this Section 12.1.

(g) Each policy required to be maintained by a Party by Section 12.1(a) must:

(i)	Be primary and not contributory with regard to any other insurance available to a Party, or its respective parents, subsidiaries, affiliates, officers, directors, shareholders, employees, agents, and assigns.

(ii)	Be written by companies with a BEST Guide rating of A or better or otherwise acceptable to the other Party; provided, however, that a Party may meet its insurance obligations through self-insurance or captive insurer.

(iii)	All certificates of insurance and other documentation must be signed by a person authorized by that insurer to bind coverage on its behalf. Certificates of insurance and other documentation shall be furnished upon reasonable request to Servicer to the following department, with a copy sent to the address set forth on the signature page hereto:

Blackhawk Network, Inc.

Corporate Risk Management

5918 Stoneridge Mall Road

Pleasanton, CA 94588-3229

(h) Insurance Minimums Do Not Set Limits. The minimum limits of insurance required in this Section 12.1 shall in no way limit or diminish either Party’s liability under other provisions of this Agreement.

SECTION 12.2	[***]

[***]

ARTICLE XIII – INDEMNIFICATION

SECTION 13.1	Indemnification

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(a) Servicer covenants and agrees to indemnify and hold harmless Bank and its parents, subsidiaries and affiliates and their respective officers, directors, employees and permitted assigns, as such (collectively, the “Bank Indemnitees”), from and against any damages, awards, judgments, settlement amounts, fines, penalties, losses, costs and expenses (including reasonable legal fees and expenses and costs of investigation) and other liabilities (collectively, the “Losses”) arising out of any lawsuit, action, claim, demand, administrative action, arbitration or other legal proceeding brought or asserted against any Bank Indemnitee as a result of or in connection with: (i) any untrue or inaccurate representation or warranty made by Servicer under or pursuant to this Agreement, or any failure on the part of Servicer to perform or comply with any covenant or obligation required to be performed or complied with by Servicer under or pursuant to this Agreement; (ii) any violation of or noncompliance with Applicable Law by Servicer or any of its contractors (including any Subcontractor), agents or representatives (including any Third Party Processor, which shall, for purposes of this Article XIII be deemed to be a contractor of Servicer and not of Bank) (all such contractors, agents and representatives, including the Third Party Processor, the “PM Contractors”); (iii) any violation of or noncompliance with any state or local law, rule, regulation or ordinance by Servicer or any PM Contractor to the extent such state or local law, rule, regulation or ordinance relates to this Agreement or any of the transactions contemplated hereby (including any Program or any Transaction); or (iv) any failure on the part of Servicer or any PM Contractor to comply with or discharge any of its or their obligations, liabilities or other amounts due or owing by Servicer or such PM Contractor to any third party, including, in the case of Servicer, due or owing to any PM Contractor; provided, however, that in no event shall any Bank Indemnitee be entitled to be indemnified for any Losses pursuant to this clause (a) to the extent that such Losses arise out of (A) an act of fraud, embezzlement or criminal activity by such Bank Indemnitee, (B) the gross negligence, willful misconduct or bad faith by such Bank Indemnitee, or (C) the failure of such Bank Indemnitee to comply with, or to perform its obligations under, this Agreement.

(b) Bank covenants and agrees to indemnify and hold harmless Servicer and its parents, subsidiaries and affiliates and their respective officers, directors, employees and permitted assigns, as such (collectively, the “Servicer Indemnitees”), from and against any Losses arising out of any lawsuit, action, claim, demand, administrative action, arbitration or other legal proceeding brought or asserted against any Servicer Indemnitee as a result of or in connection with: (i) any untrue or inaccurate representation or warranty made by Bank under or pursuant to this Agreement, or any failure on the part of Bank to perform or comply with any covenant or obligation required to be performed or complied with by Bank under or pursuant to this Agreement; (ii) any violation of or noncompliance with Applicable Law by Bank or any of its contractors, agents or representatives (all such contractors, agents and representatives, the “Bank Contractors”); (iii) the written decisioning processes and parameters established by Bank in the Bank CIP Model, or (iv) any failure on the part of Bank or any Bank Contractor to comply with or discharge any of its or their obligations, liabilities or other amounts due or owing by Bank or such Bank Contractor to any third party, including, in the case of Bank, due or owing to any Bank Contractor (except to the extent Servicer has agreed to satisfy or discharge such obligation, liability or other amount pursuant to this Agreement); provided, however, that in no event shall any Servicer Indemnitee be entitled to be indemnified for any Losses pursuant to this clause (b) to the extent that such Losses arise out of (A) an act of fraud, embezzlement or criminal activity by such Servicer Indemnitee, (B) the gross negligence, willful misconduct or bad faith by such Servicer Indemnitee, or (C) the failure of such Servicer Indemnitee to comply with, or to perform its obligations under, this Agreement.

(c) If any lawsuit, action, claim, demand, administrative action, arbitration or other legal proceeding (a “Third Party Claim”) is asserted against any Bank lndemnitee or Servicer lndemnitee, as the case may be (as such, the “Indemnified Party”) by any Person who is not a party to this Agreement in respect of which the Indemnified Party may be entitled to indemnification under the provisions of subsections (a) or (b) of this Section 13.1, as the case may be, the Indemnified Party shall

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

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give written notice of such Third Party Claim promptly to the Party against whom indemnification may be sought hereunder (the “Indemnifying Party”); provided that the failure to give such notice shall not relieve the Indemnifying Party of its obligations to indemnify the Indemnified Party hereunder except to the extent that the Indemnifying Party is materially and adversely prejudiced thereby. The Indemnifying Party shall have the right, by notifying the Indemnified Party within ten (10) business days of its receipt of notice of such Third Party Claim, to assume the entire control (subject to the right of the Indemnified Party to participate at the Indemnified Party’s expense and with counsel of the Indemnified Party’s choice) of the defense and settlement of such Third Party Claim, including, at the Indemnifying Party’s expense, employment of counsel subject to the approval of Indemnified Party, which approval shall not be unreasonably withheld. The Indemnifying Party shall not compromise or settle such Third Party Claim without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld. If the Indemnifying Party gives notice to any Indemnified Party that the Indemnifying Party will assume control of the defense of such Third Party Claim, the Indemnifying Party will be deemed to have waived all defenses to the claims for indemnification by the Indemnified Party with respect to such Third Party Claim. Any damage to the assets or business of the Indemnified Party caused by a failure of the Indemnifying Party to defend, compromise or settle a Third Party Claim in a reasonable and expeditious manner, after the Indemnifying Party has given notice that it will assume control of the defense of such Third Party Claim, shall be included in the damages for which the Indemnifying Party shall be obligated to indemnify the Indemnified Party hereunder. Notwithstanding anything to the contrary contained herein, in no event shall the Indemnifying Party have the right to control the defense or settlement of any Third Party Claim to the extent that such Third Party Claim seeks an order, injunction, non-monetary or other equitable relief against the Indemnified Party which, if successful, could result in a material adverse effect upon the business, affairs, financial condition or results of operations of the Indemnified Party (as determined in its good faith judgment).

ARTICLE XIV – GENERAL PROVISIONS

SECTION 14.1	Relationship of Parties

Bank and Servicer agree they are independent contractors to each other in performing their respective obligations hereunder. Nothing in this Agreement or in the working relationship being established and developed hereunder shall be deemed, nor shall it cause, Bank and Servicer to be treated as partners, joint venturers, or otherwise as joint associates for profit. Notwithstanding the foregoing, to the extent required by Applicable Law, Bank’s appointment of Servicer as Bank’s authorized representative will establish an agency relationship, limited strictly to the rights, duties and obligations as set forth herein.

SECTION 14.2	Non-Solicitation of Employees

Each Party agrees that during the term of this Agreement it will not seek out or induce any person (by offering employment or otherwise) who is an employee of the other Party to terminate their employment. Notwithstanding the foregoing, it shall not be deemed a violation of this Section for either Party to (1) solicit or hire an employee of the other Party, if the initial solicitation to which an employee responds is a general advertisement that is not specifically targeted to the other Party’s employees, such as a newspaper or web site job listing or (2) hire an employee of the other Party if the employee contacts the hiring Party on his or her own initiative, was in discussion with the hiring Party regarding possible employment prior to the signing of this Agreement, or is referred to the hiring Party by search firms, employment agencies, or other similar entities provided that such entities have not been specifically instructed by the hiring Party to target the other Party or its employees.

Should either Party employ (whether employed as an employee, consultant or independent contractor) any employee or former employee of the other Party (the “Former Employee”) during the

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first ninety (90) days of the Term, the violating Party shall pay to the other Party a cash fee equal to the lesser of [***] of such person’s past twelve months of base salary (without overtime or bonus compensation) or [***] of the gross charges that such person could bill for services (based upon their then current hourly billable rate, 35 billable hours per week, and a 52-week year). Should either Party employ (whether employed as an employee, consultant or independent contractor), any Former Employee during the 91st and the 180th days of the Term, the violating Party shall pay to the other Party a cash fee equal to the lesser of [***] of such person’s past twelve months of base salary (without overtime or bonus compensation) or [***] of the gross charges that such person could bill for services (based upon their then current hourly billable rate, 35 billable hours per week, and a 52 week year).

SECTION 14.3	Governing Law

The Parties acknowledge that Bank, as a federally chartered savings bank, is regulated by the OCC, and is therefore subject to federal law, and entitled to preemption from state laws to the fullest extent permitted by law. In any matters not so preempted this Agreement shall be governed by the internal laws, and not by the laws regarding conflicts of laws, of the State of South Dakota. Each Party hereby submits to the jurisdiction of the courts of such state, and (subject to Bank’s reservation of preemption rights above) waives any objection to venue with respect to actions brought in such courts.

SECTION 14.4	Severability

In the event that any part of this Agreement is deemed by a court, Regulatory Authority, System or other public or private tribunal of competent jurisdiction to be invalid or unenforceable, such provision shall be deemed to have been omitted from this Agreement. The remainder of this Agreement shall remain in full force and effect, and shall be modified to any extent necessary to give such force and effect to the remaining provisions, but only to such extent.

SECTION 14.5	Survival

All representations and warranties made by a Party hereunder, and all covenants made by a party hereunder which survive the expiration or termination of this Agreement pursuant to any express provision hereof or which by their nature are intended to be performed after termination or expiration hereof, shall survive any termination or expiration of this Agreement. Without limiting the generality of the foregoing, the following provisions shall survive the termination or expiration of this Agreement: Section 7.3 (Compensation); Article VIII (Limitation of Liability); Section 9.3 (Termination; Wind-Down); Article X (Confidentiality); Article XI (Data Security); Article XIII (Indemnification); and Article XIV (General Provisions).

SECTION 14.6	Successors and Third Parties

Except as limited by Section 14.7 of this Agreement and the rights and obligations hereunder shall bind and inure to the benefit of the Parties and their successors and permitted assigns.

SECTION 14.7	Assignments

Neither this Agreement nor any provision hereof may be assigned or otherwise transferred by Servicer or Bank without the prior written consent of the other Party, which consent shall not be unreasonably withheld; provided, however, that (a) Bank may, without the prior written consent of Servicer, assign or otherwise transfer this Agreement in connection with a sale of a significant portion of the assets or deposit liabilities of Bank or its Meta Payment Systems division, and (b) nothing contained in this Section 14.7 shall restrict (i) Servicer from performing any of its services hereunder or performing any other terms hereunder through the use of any Subcontractor, to the extent permitted or contemplated

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by the express terms of this Agreement, or (ii) Bank from performing any duties or other terms of this Agreement (including the terms hereunder regarding the auditing, inspection or review of Servicer) through any representative, agent or other subcontractor of Bank.

SECTION 14.8	Notices

All notices, requests and approvals required by this Agreement shall be in writing addressed/directed to the other Party at the address set forth below. All such notices, requests, and approvals shall be deemed given upon the earlier of receipt of facsimile transmission during the normal business day or actual receipt thereof. All such notices, requests and approvals shall be addressed to the attention of:

Bank to:	MetaBank
dba Meta Payment Systems
5501 S. Broadband Lane
Sioux Falls, SD 57108
Attention: General Counsel
Facsimile Number: (605) 338-0596

Servicer to:	Talbott Roche
Blackhawk Network, Inc.
6220 Stoneridge Mall Road
Pleasanton, CA 94588
Facsimile Number: (925) 226-9083

With Copy to:	David Durant
Blackhawk Network. Inc,
6220 Stoneridge Mall Road
Pleasanton, CA 94588
Attn: Legal Department
Facsimile Number: (925) 226-9728

SECTION 14.9	Waivers

Neither Party shall be deemed to have waived any of its rights, power or remedies hereunder except in writing signed by an authorized agent or representative of the Party to be charged. Either Party may, by an instrument in writing, waive compliance by the other Party with any term or provision of this Agreement on the part of the other Party to be performed or complied with. The waiver by either Party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

SECTION 14.10	Entire Agreement; Amendments

Other than existing Sales Agency Agreements, this Agreement constitutes the entire Agreement between the Parties and supersedes all prior agreements, including the Card Program Management Agreement, dated as of June 29, 2007, by and between the Parties, as amended to date, understandings, and arrangements, oral or written, between the Parties with respect to the subject matter hereof. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the Party against whom enforcement of any such modification or amendment is sought.

SECTION 14.11	Counterparts

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

This Agreement may be executed and delivered by the Parties in counterpart, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

SECTION 14.12	Disputes

(a) In the event of any dispute, controversy or claim arising out of or relating to this Agreement or the construction, interpretation, performance, breach, termination, enforceability or validity thereof (hereinafter, a “Dispute”), the Party raising such Dispute shall notify the other promptly and no later than sixty (60) days from the date of its discovery of the Dispute. In the case of a Dispute relating to account or transaction statements or similar matters, the failure of a Party to notify the other Party of such Dispute within sixty (60) days from the date of its receipt shall result in such matter being deemed undisputed and accepted by the Party attempting to raise such Dispute.

(b) The Parties shall cooperate and attempt in good faith to resolve any Dispute promptly by negotiating between persons who have authority to settle the Dispute and who are at a higher level of management than the persons with direct responsibility for administration and performance of the provisions or obligations of this Agreement that are the subject of the Dispute.

(c) The proceedings contemplated by this Section 14.12 shall be as confidential and private as permitted by law. To that end, the Parties shall not disclose the existence, content or results of any proceedings conducted in accordance with this Section, and materials submitted in connection with such proceedings shall not be admissible in any other proceeding, provided, however, that this confidentiality provision shall not bar disclosures required by Applicable Law.

(d) The Parties agree that no services to be provided under this Agreement shall be disrupted as a result of any Dispute while such Dispute is pending between the Parties, except as otherwise provided herein.

(e) Any Dispute which cannot otherwise be resolved as provided in paragraphs (a) and (b) above shall be resolved by arbitration conducted in accordance with the commercial arbitration rules of the American Arbitration Association, and judgment upon the award rendered by the arbitral tribunal may be entered in any court having jurisdiction thereof. The arbitration tribunal shall consist of a single arbitrator mutually agreed upon by the Parties, or in the absence of such agreement within 30 days from the first referral of the Dispute to the American Arbitration Association, designated by the American Arbitration Association. The place of arbitration shall be Sioux Falls, South Dakota, if the Servicer is bringing the action, and in San Francisco, California, if Bank is bringing the action, unless the Parties shall have agreed to another location within 15 days from the first referral of the Dispute to the American Arbitration Association. The arbitral award, which may include the attorney’s fees of the prevailing Party, shall be final and binding. The Parties waive any right to appeal the arbitral award, to the extent a right to appeal may be lawfully waived. Each Party retains the right to seek judicial assistance: (i) to compel arbitration, (ii) to obtain interim measures of protection prior to or pending arbitration, (iii) to seek injunctive relief in the courts of any jurisdiction as may be necessary and appropriate to protect the unauthorized disclosure of its proprietary or confidential information, and (iv) to enforce any decision of the arbitrator, including the final award. In no event shall either Party be entitled to punitive, exemplary or similar damages.

SECTION 14.13	Force Majeure

In the event either Party is unable to perform its obligations hereunder due to a Force Majeure Event (as defined below) such Party will so notify the other Party promptly and shall be relieved of any liability hereunder flowing from such inability to perform, until such time that the Force Majeure Event

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

has ended. As used herein, a “Force Majeure Event” shall mean acts of god, fire, power outages, widespread communications network failures, acts of war or terrorism.

SECTION 14.14	Headings

The table of contents, various captions and section headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any Section are to such Section of this Agreement.

SECTION 14.15	Drafting Presumption

Servicer and Bank agree that they participated in the drafting of this Agreement and, in the event that any dispute arises in the interpretation or construction of this Agreement, no presumption shall arise that either one Party or the other drafted this Agreement.

SECTION 14.16	Non-Exclusive Agreement

For avoidance of doubt, Bank and Servicer each agree that this Agreement is not intended to create an exclusive relationship of any type between Bank and Servicer and shall not prevent Bank or Servicer from directly, or with one or more third parties, providing or receiving any services of the type contemplated herein.

Signature page to follow

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, this Agreement is executed by the Parties’ authorized officers or representatives and shall be effective as of the date first above written.

Servicer		MetaBank, dba Meta Payment Systems

By:	/s/ Talbott Roche	By:
Name:	Talbott Roche	Name:
Title:	President	Title:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, this Agreement is executed by the Parties’ authorized officers or representatives and shall be effective as of the date first above written.

Servicer	MetaBank, dba Meta Payment Systems

By:	By:	/s/ John Hagy
Name:	Name:	John Hagy
Title:	Title:	CLO

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE A

FLOW OF FUNDS, REVENUES, AND COMPENSATION

I.	FLOW OF FUNDS

(a) Operating Account. On a [***] basis or as otherwise determined by Bank, all Cardholder Funds will be collected and deposited into an account owned and controlled by Bank designated for the Cardholders Funds (the “Operating Account”). Servicer shall ensure that, with respect to any Card, (i) funds, equal to the amount that is to be loaded onto such Card at the time of the initial issuance of such Card or, after issuance, that is to be reloaded onto such Card, shall be collected and deposited into the Operating Account, and (ii) such Card shall not be initially issued and loaded with funds or, after issuance of such Card, reloaded with funds unless, on the day of such initial load or any reload (as the case may be) or at such other time as shall be specified by Bank, funds, equal to the amount that is to be initially loaded or reloaded onto such Card, shall be collected and deposited into the Operating Account.

(b) Funding Account. On a [***] basis or as otherwise determined by Bank, fluids in the Operating Account that are designated by Servicer to be initially loaded or reloaded onto Cards are forwarded by Bank to a pooled custodial account owned and controlled by Bank (the “Funding Account”). Bank shall hold and retain all Cardholder Funds throughout the Term in a fiduciary manner for the benefit of the Cardholders to the extent required by Applicable Law until disbursement as set forth herein.

(c) Settlement Account. On a [***] basis or as otherwise determined by Bank, the amount of funds required to facilitate Settlement with the Systems will be moved by Bank from the Funding Account to an account owned and controlled by Bank used for Settlement of all Transactions initiated by use of a Card(s) by or on behalf of a Cardholder (the “Settlement Account”).

(d) Proceeds Account. On a [***] basis or as otherwise determined by Bank, all Program Revenue shall be forwarded by Bank from the Funding Account to an account owned and controlled by Bank designated for the Program Revenues (the “Proceeds Account”), and then disbursed by Bank as set forth herein. All Program Revenues shall accrue to the benefit of Bank.

II.	COMPENSATION

(a) [***]. As compensation for services provided pursuant to this Agreement, Bank shall deposit said [***] (as defined below) to a bank account designated by Servicer (the “Servicer Account”) on the 15th day of the month for the month in which the [***] were earned, and include a statement setting forth the deposited amount. Bank shall provide a monthly electronic statement, no later than the 15th day of the month, showing: [***] On a [***] basis Bank shall also pay Servicer (via electronic funds transfer) for commissions on deposit as set forth in a Letter Agreement dated March 30, 2012.

(b) [***]

(c) [***]

(d) [***]

(e) [***]

(i)	[***]

(ii)	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE B

SERVICE LEVEL AGREEMENTS (SLAs)

Description	SLA Standards
Customer Support
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

System Availability
[***]	[***]
[***]	[***]
[***]	[***]

Audit and Review
[***]	[***]
[***]	[***]

Fraud Monitoring
[***]	[***]

Data Files- Reporting
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Support Group Services
[***]	[***]

Support Group Issue Escalation Response Times
Severity	Definition	Initial Response Time	Updates to MPS Until Resolution	Resolution	Root Cause Analysis
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE C

DATA FILES AND REPORTS

Servicer shall provide to Bank on a daily basis via secure FTP the following data files identified in this Schedule C in the form set forth in Schedules C.1, C.2 and C.3:

1.	All Cards maintained on the Processor Systems regardless of whether the Cards have been issued, activated, funded, closed, etc., or a plastic bearing the Card number has been produced.

2.	Any reports provided by a System or Gateway Provider utilized by Servicer that Bank can utilize for reconciliation and quality processes. The following reports, together with any additional reports that Bank may request, shall be available upon request of Bank within agreed upon timeframes or be sent via secure FTP with approved naming conventions based on mutual agreement between parties.

a.	[***]

b.	[***]

c.	[***]

3.	Differentiation of Cardholder records in files from records utilized for other internal purposes (funding or cert cards, if applicable to the Servicer architecture).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Schedule C-1

Non-Financial Transactions Data File

(See page immediately following this page)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Schedule C-2

Posted Transactions Data File

(See page immediately following this page)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Format: Pipe Delimited

Header	Maximum Length	Format	Description

HEADER	6	‘HEADER’
PROCESSOR NAME	50
REPORT/DATA FEED NAME	50	POSTED
FILEDATE	8	MMDDYYYY	Date received from processor
RUNDATE BEGIN	8	MMDDYYYY	Date Information is referencing
RUNDATE END	8	MMDDYYYY	Date Information is referencing
FILE FORMAT	3	‘2’

Detail

CARD NUMBER	30
TRANSACTION DATE	8	MMDDYYYY
TRANSACTION CODE	15
TRANSACTION AMOUNT	13	XXXXXXXXXX.XX
TRANSACTION AMOUNT SIGN	1	+ or -
TRANSACTION CURRENCY CODE	3
AUTHORIZATION CODE	10
POST DATE/TIME	17	MMDDYYYY HH:MM:SS
NETWORK CODE	30
MERCHANT NUMBER	30
MERCHANT NAME	50
MERCHANT CATEGORY CODE	4
MERCHANT COUNTRY CODE	5
INTERCHANGE FEE AMOUNT	9	XXXXXX.XX
ACCOUNT ID	30
ACH ACCOUNT NUMBER	17
ACH CONFIRMATION CODE	15
Merchant Number 2	30
Merchant City	15
Merchant State	3
Merchant Zip	9
POS Entry Mode	4
ECI/MOTO	1
Settlement Date	8	MMDDYYYY
UPC	15
Proxy Card Number	30
Division Number	4	Numeric
Store Number	10	Numeric
Terminal Id	10	Numeric
Transaction Type	30	alpha numeric
Transaction Description	30	alpha numeric
POS Amount	13	XXXXXXXXXX.XX
POS Currency Code	3
POS Transaction Date	8	MMDDYYYY
POS Transaction Time	10	HH:MM:SS

Trailer

TRAILER	7	‘TRAILER’
COUNT	9		Count of detail records

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Schedule C-3

Authorized Transactions Data File

(See page immediately following this page)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Format: Pipe Delimited

Header	Maximum Length	Format	Description

HEADER	6	‘HEADER’
PROCESSOR NAME	50
REPORT/DATA FEED NAME	50	AUTHORIZED
FILEDATE	8	MMDDYYYY	Date received from processor
RUNDATE BEGIN	8	MMDDYYYY	Date Information is referencing
RUNDATE END	8	MMDDYYYY	Date Information is referencing
FILE FORMAT	3	‘2’

Detail

CARD NUMBER	30
TRANSACTION DATE/TIME	17	MMDDYYYY HH:MM:SS
TRANSACTION CURRENCY CODE	3
ADDRESS VERIFICATION RESPONSE	30
AUTHORIZATION RESPONSE	30
AUTHORIZATION AMOUNT	13	XXXXXXXXXX.XX
AUTHORIZATION CODE	10
NETWORK CODE	30
MERCHANT NUMBER	30
MERCHANT NAME	50
MERCHANT CATEGORY CODE	4
MERCHANT COUNTRY CODE	5
ACCOUNT ID	30

Trailer

TRAILER	7	‘TRAILER’
COUNT	9		Count of detail records

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE D

Program Critical Subcontractors

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. I TO SERVICING AGREEMENT

This Amendment No. 1 to Servicing Agreement (“Amendment”) is made as of November 5, 2012 (“Amendment Effective Date”) by and between Blackhawk Network, Inc., an Arizona corporation (“Servicer”), and MetaBank, dba Meta Payment Systems, a federal saving bank (“Bank”), and relates to that certain Servicing Agreement dated March 30, 2012, by and between Servicer and Bank (the “Agreement”).

RECITALS

Whereas, Bank is a member bank of the Federal Reserve Bank, which allows Bank to engage in the business of receiving Entries as an RDFI;

Whereas, Servicer wishes to act as a Receiver and receive Entries pursuant to the terms of this Amendment, the Agreement and the Rules;

Whereas, Bank is willing to act as an RDFI with respect to such Entries received by Servicer; and

Whereas, the Parties wished to clarify the charges for VISA’s ReadyLink load service.

AGREEMENT

Now, therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.	Section 1.1 of the Agreement is hereby amended by adding the following definitions:

“ACH” or “Automated Clearing House” means the electronic funds transfer system governed by the Rules of NACHA.

“ACH Operator” means an entity, including but not limited to the Federal Reserve Bank, that acts as a central facility for the clearing, delivery, and Settlement of Entries between or among Participating DFls.

“Credit Entry” means an order or request for the transfer of money to the account of a Receiver.

“Debit Entry” means an order or request for the withdrawal of money from the deposit account or general ledger account of a Receiver.

“Electronic Funds Transfer Act” means 15 U.S.C. §§ 1693 et seq. as amended from time to time.

“Entry” means a Debit Entry, Credit Entry, or Non-Monetary Entry.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

“Entry Fee” means a fee paid by Originator per Entry in accordance with Schedule A, including Debit Entries, Credit Entries, and On-Us Entries.

“NACHA” means the National Automated Clearing House Association.

“Non-Monetary Entry” means an entry consisting of notice or data complying with the requirements of the Rules that is not an order or request for the transfer or withdrawal of funds.

“Notification of Change” or “NOC” means a Non-Monetary Entry transmitted to an RDFI for the purpose of identifying incorrect information contained within an Entry and providing correct data to be used on future Entries.

“Originating Depository Financial Institution” or “ODFI” means a Participating Depository Financial Institution with respect to Entries (i) it transmits directly or indirectly to an ACH Operator for transmittal to an RDFI, and (ii) on which it is designated as the ODFI in accordance with the Rules.

“Participating Depository Financial Institution” or “Participating DFI” means a financial institution that (i) is authorized by Applicable Law to accept deposits, (ii) has been assigned a routing number, and (iii) has agreed to be bound by the Rules.

“Receiver” means a Person that has authorized Originator to initiate (i) a Credit Entry to the Receiver’s deposit account or loan account with an RDFI or the RDFI’s general ledger account, or, if the Receiver is also the RDFI, to such Receiver’s account, ( ii) a Debit Entry to the Receiver’s deposit account with an RDFI or the RDFI’s general ledger account, or, if the Receiver is also the RDFI, to such Receiver’s account, or (iii) a Non-Monetary Entry with respect to the account of that Person.

“Receiving Depository Financial Institution” or “RDFI” means a Participating DPI with respect to Entries (i) it receives from its ACH Operator to the accounts of Receivers, and (ii) on which it is designated as the RDFI in accordance with the Rules.

“Regulation E” means the regulations adopted by the Consumer Finance Protection Bureau, found at 12 C.F.R. Part 205, to implement the Electronic Funds Transfer Act.

“Report” means any report required by Bank regarding Entry processing.

“Return” means an Entry initiated by an ACH Operator or an RDFI that returns an Entry previously originated by Originator. A Return may be either domestic or international.

“Rules” means the Operating Rules of NACHA, including all appendices and formal rules interpretations as in effect from time to time.

“Settlement” means the movement of funds between Bank and an ACH in accordance with the Rules.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

“Settlement Date” means, with respect to a Credit Entry or Debit Entry, the date an exchange of funds with respect to such Entry is reflected on the books of the applicable Federal Reserve Bank(s), and with respect to a Non-Monetary Entry, the dale specified in the “Settlement Date” field of the Entry.

“Third Party Sender” means a Person that is not an Originator that has authorized an ODFI to transmit, for its account or the account of another Third Party Sender, (a) a Credit Entry to the Receiver’s deposit account or loan account with an RDFI or the RDFI’s general ledger account, or, if the Receiver is also the RDFI, to such Receiver’s account, in order to effect a payment from the Originator to the Receiver, (b) a Debit Entry to the Receiver’s deposit account or general ledger account, or, if the Receiver is also the RDFI, to such Receiver’s account, in order to effect a payment from the Receiver to the Originator, or (c) Non-Monetary Entry with respect to its account or the account of another Third Party Sender.

2.	Article III of the Agreement is hereby amended by adding the following as Sections 3.18 through 3.25:

SECTION 3.18	Receiver Obligations

(a) Servicer may act as a Receiver and receive Entries and return same to Bank. All Entries shall be accurate, complete, authentic, and comply with the Rules and Applicable Law. All Entries initiated by Servicer shall be transmitted by Servicer to Bank by 128-bit, triple DES (Data Encryption Standard), unless otherwise directed by Bank.

(b) Servicer hereby accepts the responsibility to process such Entries on behalf of Bank, including, but not limited to, the transmittal of (i) a Credit Entry to a Card, (ii) a Debit Entry to the Servicer’s Card with an RDFI, or (iii) a Non-Monetary Entry with respect to the Card.

(c) Servicer shall transmit Entries or Reports to Bank in a file that complies with the formatting, security and other requirements set forth in the Rules and as approved by Bank. All Entries or Reports must be transmitted to Bank in a timely manner to comply with the Rules and Applicable Law, unless the Parties otherwise agree.

(d) Bank may reject an Entry for any reason, including but not limited to the following:

(i)	if the Entry does not comply with the requirements of the Rules or if it does or may violate Applicable Law,

(ii)	if the Entry contains an untimely return 1 day after the Settlement Date of the Entry,

(iii)	if Servicer does not adhere to security procedures set forth in the Agreement and the Rules.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(e) Bank shall provide notice of any rejection to Servicer by telephone, e-mail, or any other mutually agreed upon means no later than the next business day after the receipt of the Entries or Report. Notices of rejection shall be effective when given. Bank shall have no liability to Servicer by reason of the rejection of any Entry or the fact that notice thereof is not given at an earlier time than that provided for herein.

(f) Servicer shall be solely responsible for all Returns, and all errors on Entries.

(g) Servicer shall process all NOC Entries within five (5) business days of receipt and in accordance with the Rules.

(h) Servicer shall retain data on tile adequate to permit remaking of Entries or Reports for ninety (90) days following the date of their transmittal by Bank as provided herein, and shall provide such data to Bank upon its request. Servicer shall retain any data regarding Entries processed pursuant to this Agreement for a minimum of six (6) years.

SECTION 3.19	Bank Obligations for Entries

Bank shall retain its relationship with an ACH Operator in good standing and shall comply in all material respects with the Rules and Applicable Law that is applicable to the obligations of Bank hereunder. If Bank’s relationship with an ACH Operator is terminated for any reason, Bank shall give notice to Servicer as soon as practicable after it provides notice to or receives notice from the ACH Operator.

SECTION 3.20	Processing Services

(a) Bank shall provide, either directly or through a third party subcontractor, for the processing of Returns received by Servicer. Such processing shall include (i) the transmission by Bank, as an RDFI, of Entries received by Servicer from the ACH Operator, and (ii) the settlement by Bank of such Entries as provided in the Rules.

(b) Bank’s obligation to process any specific Entry on any given day is contingent upon (i) Servicer’s compliance with the requirements set forth in this Agreement and the Rules, (ii) Servicer’s timely provision to Bank of all required information regarding the Entries, including the proposed Settlement Date, and (iii) Bank’s receipt of the Entry from Servicer on a date on which both Bank and the ACH Operator are open for business. If any of the requirements in this Section 3.20 are not met, Bank shall use reasonable efforts, after receipt of any missing information from Servicer, to transmit such Entry to the ACH Operator in a timely manner in accordance with the Rules and Applicable Law.

(c) Bank shall transmit all approved Entries daily to the ACH Operator, and the ACH Operator shall set the Settlement Date. All Entries will be settled on the Settlement Date.

SECTION 3.21	Entry Reversals

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

In the event that Servicer requests reversal of an Entry or Entries previously initiated by Servicer and transmitted to Bank, Bank shall use reasonable efforts to act upon such request in accordance with the Rules; provided, however, that Bank shall not be liable for any expenses, losses, damages or interest if such reversal is not effected, unless such reversal is not effected due to Bank’s failure to act in a reasonable manner. Any request by Servicer for reversal of an Entry must comply with the requirements of Bank and as set forth in the Rules. Servicer shall reimburse Bank for any expenses, losses, or damages Bank may incur in effecting or attempting to effect Servicer’s request for a reversal of an Entry. Bank may in its sole discretion require payment from Servicer in advance for the amount of any requested reversal of a Debit Entry prior to acting on any such request. Notwithstanding the foregoing, Bank shall be solely responsible for any expenses, losses or damages if it fails to process a reversal in a timely manner or if such reversal does not comply with the Rules if Servicer requested such reversal in compliance with the provisions of this Agreement and the Rules.

SECTION 3.22	Error Resolution

In the event that Servicer identifies what it reasonably perceives to be an error in the processing of any Entry or Entries, Bank shall investigate such alleged error, and shall report any findings regarding such errors to the Servicer. If in the course of the investigation Bank determines in its sole reasonable discretion that no error occurred, then Servicer shall be responsible to Bank for any reasonable expenses incurred by Bank in such investigation. Bank shall be responsible for any costs and expenses associated with an error resulting from the processing of the Entry, so long as such error was not the result of any actions or inactions on the part of Servicer. Servicer shall be responsible for any costs and expenses associated with an error resulting from the formatting of the Entry or other actions or inactions resulting in the error.

SECTION 3.23	Returns

For each Return received by Bank, Bank shall use its reasonable best efforts to provide notice to Servicer either by telephone, electronically, or as otherwise agreed, but in any event within one (1) business day of receipt of such Return. Returns shall be settled the same business day as received, unless otherwise determined by Bank. Bank shall have no obligation to re-execute or take other action with respect to any Return. Bank shall not be liable to Servicer by reason of any Return or the fact that notice thereof was not given at an earlier time than that provided for herein, or for any expenses, losses, damages or interest of Servicer as a result of such Return, except to the extent caused by Bank’s or its agents’ gross negligence, fraud or willful misconduct.

SECTION 3.24	Tapes and Records

All magnetic tapes, Entries, security procedures and related records used by Bank to fulfill its obligations under this Agreement shall be and remain Bank’s property. Bank may, in its sole discretion, make available such information upon Servicer’s request. Any expenses incurred by Bank in making such information available to Servicer shall be paid by Servicer.

SECTION 3.25	Use Of Wire To Correct Errors

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

In the event it becomes necessary for the purpose of funding, Settlement, or to correct any other Servicer errors. Bank may in its sole discretion provide Servicer a wire option to resolve such errors. In the event Servicer elects the wire option, Servicer shall be charged a wire fee of $20.00 per wire.

3.	Section 7 of the Agreement is hereby amended by adding the following provision as Section 7.1(b)(vi):

(vi)	all fees associated with Servicer’s receiving of Entries, or Servicer’s role as Receiver or Bank’s role as an RDFI, pursuant to Schedule E of the Amendment.

4.	Section 7.1(b)(v) of the Agreement is hereby amended by deleting the current provision and adding the following:

(v)	all fees associated with a Cardholder’s use of [***].

5.	Except as specifically modified by this Amendment, the Agreement shall remain in full force and effect. All capitalized terms not defined in this Amendment shall refer to their definition in the Agreement. This Amendment may not be amended or modified except pursuant to a written agreement signed by each of the parties hereto. This Amendment shall bind, and inure to the benefit of, Servicer and Bank and their successors and permitted assigns. This Amendment may be executed in counterparts, which execution may be by facsimile, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Amendment is executed by the Parties’ authorized officers or representatives and shall be effective as of the Effective Date.

Servicer		Bank

By:	/s/ Talbott Roche	By:	/s/ John Hagy
Name:	Talbott Roche	Name:	John Hagy
Title:	President	Title:	CLO

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Schedule E

BANK SERVICES AND FEES
Standard Service Items	Fee
Monthly Maintenance Fee	[***]
Domestic Monthly Entry Fee – Tiered Pricing Up to 100,000/month Over 100,000/month	[***]/Entry [***]
International Receiving Entry Fee – All Countries	[***]/Entry
Domestic Return Fee	[***]/Return
International Return Fee Canada and Mexico All Other Countries	[***]/Return [***]/Return
Additional Entry Fee for Manual International Returns	[***]/Return
NOC Entry Fee	[***]/Entry
Request to Purge or Reverse Entry, Batch, or File Fee	[***]/Request
Federal Reserve Entry, Batch or File Rejection Fee	[***]/Rejection
Income/Outgoing Wire Fee	[***]/Wire
Affidavit Request for Returns	[***]/Request
Professional Services • Research and/or Copies provided of historical data • Resolution of Fraud, NACHA Violations, etc. • After Hours Services	[***]/Hour (min 1 hour)
Customized Development Request	[***]/Hour (min 1 hour)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.